Semi
Annual
Report

                                                                 March 31, 1998

Franklin Custodian Funds, Inc.

   Franklin Growth Fund
   Franklin Utilities Fund
   Franklin Income Fund
   Franklin DynaTech Fund
   Franklin U.S. Government Securities Fund


Technology Update:
Franklin Templeton Combats
the Year 2000 Problem
By Charles B. Johnson,
President of Franklin Resources, Inc.

As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000 or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help ensure that our computer systems, which service the funds and their shareholders, will be Year-2000 Compliant. As changes reach completion, we will conduct comprehensive tests to verify their effectiveness. We will also require all of our major software or data services suppliers to be Year-2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund portfolio managers must be aware of the impact it could have on companies in their portfolios. That's why Franklin Templeton portfolio managers consistently keep this issue in mind while selecting investments and managing their portfolios.


GRAPHIC PICTURE OMITTED

Charles B. Johnson
President
Franklin Custodian Funds, Inc.


SHAREHOLDER LETTER

CONTENTS

Shareholder Letter                 1

Fund Reports

 Franklin Growth Fund              3

 Franklin DynaTech Fund            9

 Franklin Utilities Fund          14

 Franklin Income Fund             23

 Franklin U.S. Government
 Securities Fund                  32

Financial Highlights &
Statement of Investments          38

Financial Statements              64

Notes to
Financial Statements              70


Dear Shareholder:

We are pleased to bring you the Franklin Custodian Funds, Inc. semi-annual report for the period ended March 31, 1998.

The future foretold?

In our Franklin Custodian Funds, Inc. annual report of September 30, 1997, we wrote, "It is important to remember E that markets correct -- in our opinion, it is desirable for them to do so." I assure you that when we wrote these words, we had no idea the market was about to prove us accurate in quite so dramatic a fashion. Less than a month later, on October 27, the Dow-Jones(R) Industrial Average (the Dow) plummeted 7.18% causing the New York Exchange to close early for the first time.*

Although such a steep descent may alarm some investors, it is important to remember that periods of volatility offer opportunities to purchase companies' stocks suddenly selling at more attractive valuations. This viewpoint probably influenced many bargain-hunting investors following the October 27 fall. On the very next day, the Dow not only rose 4.71%, but continued to rise to new heights. By the end of the period under review, it stood at 8799.91, compared with its September 30 closing of 7945.26.*

The Asian flu: a global epidemic

The Dow's precipitous drop on October 27, in large part, resulted from concern over growing financial crises in Asia. Following Thailand's currency devaluation during the summer, many Asian markets plummeted, igniting a worldwide decline in securities markets. Although estimates for Asian market recovery are still matter of debate, it is clear that these crises had some positive aspects.


*Source: Standard & Poor's(R) Micropal. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.


"Smart investors view their funds as long-term investments and realize that market fluctuations and short-term volatility have minimal impact upon their long-term financial goals."

First, the Asian economies' problems are generally perceived to have had a dampening effect on the U.S. economy, acting as a "light foot on the brake" that might otherwise have been applied by the Federal Reserve Board's raising of interest rates. Second, while the Asian crises may negatively affect profits for firms that export to the area, the same economic conditions could benefit businesses that import from the region. Third, the uncertainty in the Asian equity markets has resulted in a "flight to quality" making financial markets in the U.S., whose economy has grown moderately without generating inflation, more attractive to investors worldwide.

A wake-up call

Market volatility such as that experienced during the six months under review is like the proverbial "wake-up call," rousing investors from dreams of endlessly rising markets. The fact is that markets always have -- and always will -- fluctuate. Will the market drop again in the near future? Or will it soar to new heights? We cannot answer those questions, and neither can anyone else.

Smart investors view their funds as long-term investments and realize that market fluctuations and short-term volatility have minimal impact upon their long-term financial goals. They understand that patience, discipline and diversification are keys to successful investing and that mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same: to provide shareholders with careful portfolio selection, broad diversification and constant professional supervision. We encourage you to speak with your investment representative about your financial goals, diversify your investments, and remember that it is time -- not timing -- that makes the difference.

As always, we appreciate your support, welcome your comments, and look forward to serving your future investment needs.

Sincerely,



Charles B. Johnson
President
Franklin Custodian Funds, Inc.


FRANKLIN GROWTH FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Growth Fund seeks capital appreciation by investing primarily in common stocks or convertible securities believed to offer favorable possibilities for capital appreciation.
--------------------------------------------------------------------------------

During the six months under review, the U.S. stock market showed strong performance. Fueled by moderate economic growth, healthy corporate profits, relatively low interest rates, and virtually non-existent inflation, many domestic stock indices climbed to record highs. However, it was not all smooth sailing. Global financial markets experienced severe volatility, and many stock prices dropped precipitously as shock waves from the Asian currency crises spread around the world. When it became clear that the international community was willing to involve itself in solving the Asian crises, the U.S. market not only steadied, it continued its rise to new heights. By the end of the reporting period, the Dow Jones Industrial average (the Dow) was 11.70% higher than it had been on September 30, 1997.* Within this environment, Franklin Growth Fund - Class I shares posted a +10.34% six-month total return as shown in the Performance Summary on page 5.

We realize that the fund underperformed the Dow on a short-term basis, but our aim is to provide solid growth over time, not to achieve wealth overnight. Knowing that stock prices do not move only in one direction, we were concerned about the high valuations of many stocks and kept the fund relatively liquid. With 67% of total net assets invested in common stocks, and 33% in short-term maturities as of March 31, we believe we can participate in any market advance, albeit a bit more slowly than other funds that are almost fully invested in equities. Our sizeable cash position should enable us to make advantageous stock purchases when bargains present themselves in the future.

During the reporting period, the fund benefited from the performance of most of its pharmaceutical and health care holdings. Many of these stocks were aided by highly publicized innovations in the field, and from the fact that investors generally perceive this sector as relatively immune to cyclical influences. As you can see in the chart, four of our top 10 holdings were in this sector. Schering-Plough Corp., our largest holding, is a high-quality company engaging in the discovery, development, manufacturing and marketing of pharmaceutical and health care products worldwide. We believe that the company's stability and geographic diversity make it well positioned to benefit from changes within the health care industry.


*Source: Standard & Poor's Micropal.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 40 of this report.

Franklin Growth Fund
Portfolio Breakdown
3/31/98

                                     % of Total
Sector                               Net Assets
-----------------------------------------------
Pharmaceuticals                        13.45%

Transportation                          6.12%

Aerospace & Defense                     5.30%

Health Care - Diversified               5.00%

Data Services                           4.15%

Environmental Services                  3.75%

Business Services                       3.63%

Chemicals                               3.42%

Energy/Energy Services                  3.16%

Computer Hardware                       3.01%

Communications &
Entertainment                           2.67%

Electronics & Electrical
Equipment                               2.51%

Diversified Manufacturers               2.48%

Media & Broadcasting                    2.04%

Other Industries                        5.95%

Cash & Equivalents                     33.36%




Franklin Growth Fund
Top 10 Holdings
3/31/98

Company                             % of Total
Industry                            Net Assets
----------------------------------------------
Schering-Plough Corp.
PHARMACEUTICALS                       3.97%

Pfizer Inc.
PHARMACEUTICALS                       3.45%

Computer Sciences Corp.
DATA SERVICES                         2.67%

AMR Corp./DE
TRANSPORTATION                        2.40%

Minnesota Mining & Mfg Co.
DIVERSIFIED MANUFACTURING             1.83%

Bristol Myers Squibb Co.
PHARMACEUTICALS                       1.80%

UAL Corp.
TRANSPORTATION                        1.76%

Time Warner Inc.
MEDIA & BROADCASTING                  1.75%

Delta Air Lines, Inc.
TRANSPORTATION                        1.60%

Johnson & Johnson, Inc.
HEALTH CARE                           1.58%


The fund's holdings did not change dramatically over the course of the six months under review -- a reflection of our "buy and hold" investment strategy. As you know, we purchase stocks in what we believe to be quality companies at bargain prices and hold them for the long term. We did, however, increase our holdings of International Flavors and Fragrances Inc., Ionics, Inc., Cisco Systems, Inc. and Pall Corp. and initiated a position in Compaq Computer Corp. These companies were coming out of slow business periods, and in our opinion, their stocks were available at relatively reasonable prices.

Looking forward, we will maintain our focus on high-quality growth stocks of well-managed companies that dominate their respective industries, and that we believe will retain their value regardless of general economic conditions. It is our job to adjust to all economic environments, and we are confident that given the recent stock prices and the conservative allocation of our assets, our value-oriented investment approach should position the fund to perform favorably over the long term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund


PERFORMANCE SUMMARY

Class I

Franklin Growth Fund - Class I produced a +10.34% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the fund's Class I shares delivered a +290.03% cumulative total return for the 10-year period ended March 31, 1998.

The fund's share price, as measured by net asset value, increased $2.05, from $27.09 on September 30, 1997, to $29.14 on March 31, 1998. In addition to distributing 46.60 cents ($0.4660) per share in dividend income, the fund made a long-term capital gain distribution of 20.23 cents ($0.2023) and a short-term capital gain distribution of 3.27 cents ($0.0327) during the six-month period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin Growth Fund - Class I
Periods ended 3/31/98

                                                                      Since
                                                                    Inception
                                  1-YEAR     5-YEAR      10-YEAR    (3/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return1           27.36%    129.22%     290.03%     21,944.26%

Average Annual Total Return2       21.61%     16.96%      14.05%         11.29%

Value of $10,000 Investment3      $12,161    $21,890     $37,230     $2,106,636

                       3/31/94     3/31/95     3/31/96     3/31/97     3/31/98
--------------------------------------------------------------------------------
One-Year Total Return4  1.06%       20.43%      33.44%      10.81%      27.36%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin Growth Fund - Class II produced a +9.91% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table below, the fund's Class II shares delivered a +79.50% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $2.07 cents, from $26.70 on September 30, 1997, to $28.77 on March 31, 1998. In addition to distributing 30.31 cents ($0.3031) per share in dividend income, the fund made a long-term capital gain distribution of 20.23 cents ($0.2023) and a short-term capital gain distribution of 3.27 cents ($0.0327) during the six-month period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin Growth Fund - Class II
Periods ended 3/31/98

                                               Since
                                             Inception
                                 1-YEAR       (5/1/95)
---------------------------------------------------------
Cumulative Total Return1         26.38%       79.50%

Average Annual Total Return2     24.15%       21.80%

Value of $10,000 Investment3     $12,415     $17,771

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin Growth Fund - Advisor Class produced a +10.48% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's share price, as measured by net asset value, increased $2.03, from $27.13 on September 30, 1997, to $29.16 on March 31, 1998. In addition to distributing 52.30 cents ($0.5230) in dividend income, the fund made a long-term capital gain distribution of 20.23 cents ($0.2023) and a short-term capital gain distribution of 3.27 cents ($0.0327) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin Growth Fund - Advisor Class
Periods ended 3/31/98

                                                                   Since
                                                                 Inception
                                  1-YEAR*   5-YEAR*   10-YEAR*   (3/31/48)*
--------------------------------------------------------------------------------
Cumulative Total Return1           27.60%   129.85%    291.10%   22,004.76%

Average Annual Total Return1       27.60%    18.11%     14.61%       11.40%

Value of $10,000 Investment2      $12,760   $22,985    $39,110   $2,210,476

                            3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return*,3     1.06%     20.43%    33.44%    10.91%    27.60%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) for periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 28.98%. This was a period of generally rising securities prices.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


FRANKLIN DYNATECH FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin DynaTech Fund seeks capital appreciation by investing primarily in companies emphasizing technological development.
--------------------------------------------------------------------------------

During the six months under review, U.S. unemployment fell, inflation remained benign, and the domestic economy maintained modest expansion. However, Asian currency crises created economic havoc in many countries throughout that region, and global stock markets experienced severe volatility. In the U.S., the Dow Jones Industrial Average (the Dow) dropped 7.18% on October 27, 1997. The Dow was 11.70% higher at the close of the reporting period than it had been six months earlier despite this correction. Technology-related issues, an area where the fund focuses, underperformed the broader markets, mainly because of this sector's higher than average sensitivity to Asian market conditions. Within this environment, the fund's Class I shares provided a +2.37% six-month total return as shown in the Performance Summary on page 11. The Hambrecht and Quist Technology Index posted a 2.10% six-month total return.*

The fund's performance during the reporting period benefited from appreciation in many of its telecommunications investments and from its health care sector holdings, including pharmaceuticals and health care technology positions. However, near-term weakness in semiconductors and computer hardware partially offset those gains.

Although the October correction was disturbing to some, we saw it as an opportunity to purchase stocks of companies in a variety of industry groups suddenly selling at more attractive valuations. Seeking to take advantage of this, we established a new position in Worldcom Inc., one of the U.S.'s fastest growing telecommunications services providers. In our opinion, Worldcom Inc. is in an advantageous position to leverage the burgeoning opportunities in data and Internet traffic when its pending acquisition of MCI Corp. is complete. We also purchased Tellabs Inc. -- a manufacturer of high-speed voice and data transport equipment. We believe that the rapidly changing telecommunications industry offers investors the potential for strong capital appreciation, and as the chart on the previous page shows, it represented 6.64% of the fund's total net assets on March 31, 1998.


*Source: Standard & Poor's Micropal. The Hambrecht & Quist Technology Index is composed of the publicly traded stocks of approximately 275 technology companies. Total return includes reinvested dividends. One cannot invest directly in an index.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 45 of this report.

Franklin DynaTech Fund
Portfolio Breakdown
3/31/98

                                 % of Total
Sector                           Net Assets
-------------------------------------------
Semiconductors                    11.19%

Computer Software                  9.83%

Telecommunications                 6.64%

Computer Hardware                  5.55%

Pharmaceuticals                    4.91%

Networking                         3.71%

Retail                             2.41%

Precision Instruments              1.93%

Medical Services                   1.79%

Data Services                      0.98%

Other                              9.16%

Cash Equivalents                  41.90%




Franklin DynaTech Fund
Top 10 Holdings
3/31/98

                                % of Total
Company                         Net Assets
------------------------------------------
Intel Corp.                       10.28%

Microsoft Corp.                    7.57%

Motorola Inc.                      3.99%

Hewlett-Packard Co.                2.98%

Cisco Systems Inc.                 2.89%

Warner-Lambert Co.                 2.40%

Compaq Computer Corp.              2.19%

Thermo Electron Corp.              1.60%

Schering-Plough Corp.              1.54%

Toys R Us Inc.                     1.53%


Looking forward, we believe that uncertainties regarding the impact of the Asian financial crises are still cause for concern. However, it is also our opinion that the crises should not derail the underlying strength of the U.S. economy. Some economists are, in fact, estimating that the impact to U.S. Gross Domestic Product could be only 0.5%. We are optimistic that the Asian crises' impact on technology shares will diminish, and that, in the long term, companies driving technological development and productivity increases should provide superior returns to investors. Such companies have been one of the leading forces allowing the U.S. economy to grow at solid rates, and we remain committed to seeking attractive investment opportunities in them for the fund's shareholders.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



Rupert Johnson



Lisa Costa

Portfolio Management Team
Franklin DynaTech Fund


PERFORMANCE SUMMARY

Class I

Franklin DynaTech Fund - Class I produced a +2.37% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 12, the fund's Class I shares delivered a +332.97% cumulative total return for the 10-year period ended March 31, 1998.

The fund's share price, as measured by net asset value, decreased 76 cents, from $18.48 on September 30, 1997, to $17.72 on March 31, 1998. In addition to distributing 17 cents ($0.170) in dividend income, the fund made a long-term capital gain distribution of 97 cents ($0.97) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin DynaTech Fund - Class I
Periods ended 3/31/98

                                                                   Since
                                                                 Inception
                               1-YEAR     5-YEAR      10-YEAR    (3/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return1       25.87%     123.25%     332.97%    1,542.88%

Average Annual Total Return2   20.19%      16.35%      15.26%        9.52%

Value of $10,000 Investment3  $12,019     $21,326     $41,379     $156,695

                           3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return4       4.36%    12.18%    20.90%    25.31%    25.87%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin DynaTech Fund - Class II produced a +1.80% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table below, the fund's Class II shares delivered a +40.34% cumulative total return since the shares became available on September 16, 1996.

The fund's share price, as measured by net asset value, decreased 81 cents, from $18.30 on September 30, 1997, to $17.49 on March 31, 1998. In addition to distributing 11.82 cents ($0.1182) in dividend income, the fund made a long-term capital gain distribution of 97 cents ($0.97) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Franklin DynaTech Fund - Class II
Periods ended 3/31/98

                                                 Since
                                               Inception
                                    1-YEAR     (9/16/96)
---------------------------------------------------------
Cumulative Total Return1            24.44%      40.34%

Average Annual Total Return2        22.22%      23.86%

Value of $10,000 Investment3        $12,222     $13,892


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT




FRANKLIN UTILITIES FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Utilities Fund seeks both capital appreciation and current income from a portfolio of public utility industry securities.
--------------------------------------------------------------------------------

Over the six-month reporting period, Franklin Utilities Fund posted strong results with Class I shares up 19.35%. Both economic and industry issues drove this superior performance. In light of the markets' overall volatility, the Asian currency crises and the recent discussions concerning economic deflationary pressures, investors once again looked at utility stocks as a defensive investment.

Investors began to revalue the electric utility industry as they took into account the industry's improved regulatory clarity and strong financial profile. We believe that after several years of electric utility restructuring discussions, investors came to view the new competitive electric utility generation market as one in which electric companies generally should remain healthy and, in many cases, thrive.

The balance sheets of many of these companies look stronger now than they have over the past decade. As a group, the electric utility industry became free cash-flow positive in the third quarter of 1995. At the end of 1996, the electric utilities' dividend payout ratio of 71% was at its lowest level in over 10 years.1 This reflects many utilities' ability to maintain high dividends while increasing cash on hand. Also, constructive legislation in several states now allows such companies to potentially recover a substantial portion of their stranded costs. This clarifying legislation which bodes well for the industry should improve these companies' current and ongoing financial positions.


1. Source: Edison Electric Institute.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 50 of this report.


What are stranded costs?

Under traditional regulation, utility companies were required to build and maintain generation plants, transmission and distribution lines and other equipment. The regulators set rates that companies could charge customers to pay for these costs, spread over as much as 30 years. When retail competition begins, customers may choose a different electricity supplier, and will no longer pay for the facilities that were built to serve them; thus creating "stranded costs" for their former electricity suppliers.2

In the transition to a competitive environment, many electric utility companies issued rate refunding bonds and sold or increased depreciation of a substantial portion of their generation plants. These measures should further enhance the industry's cash-flow position. What these companies do with the new-found free cash flow may seriously impact future earnings growth. We believe that, generally, utilities are likely to use the proceeds to reduce debt, buy back common shares and pursue additional global diversification efforts in energy-related industries.

All of the above should enhance the industry's long-term earnings growth rate. This growth comes from energy outsourcing, asset redeployment and other service offerings such as telecommunications, home security, heating and air conditioning. Some of the companies in the fund's portfolio that we believe are benefiting from these trends include PG&E Corp., Duke Energy Corp., FPL Group, Inc., New Century Energies, Inc., CINergy Corp. and CMS Energy Trust.


2. Source: Ibid. 3/98.


Franklin Utilities Fund
Top 10 Holdings
3/31/98

                                 % of Total
Company                          Net Assets
-------------------------------------------
PG & E Corp.                       4.51%

Southern Co.                       4.14%

Duke Energy Corp.                  4.07%

Florida Progress Corp.             4.06%

New Century Energies, Inc.         4.02%

FPL Group, Inc.                    3.90%

Teco Energy, Inc.                  3.74%

Dominion Resources, Inc.           3.56%

CINergy Corp.                      3.48%

SCANA Corp.                        3.38%


On a valuation basis, we believe the electric industry looks like a bargain. As of March 31, 1998, many electric companies had long-term earnings growth estimates of 6%-10%, an average price to earnings ratio (P/E) of 14.5 and yield of 4%. This compared favorably with the S&P 500(R), whose consensus 1998 earnings growth estimates declined to 6.8%, with an average P/E of 22 and a yield of 1.5%.3

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



Sally Edwards Haff
Portfolio Manager
Franklin Utilities Fund


3. Source: Baseline; Bloomberg, Factset.


PERFORMANCE SUMMARY

Class I

Franklin Utilities Fund - Class I produced a +19.35% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 18, the fund's Class I shares delivered a +213.06% cumulative total return for the 10-year period ended March 31, 1998.

The fund's share price, as measured by net asset value, increased $1.37, from $10.04 on September 30, 1997, to $11.41 on March 31, 1998. In addition to distributing 26.20 cents ($0.2620) in dividend income, the fund made a long-term capital gain distribution of 26.24 cents ($0.2624) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Based on the maximum offering price of $11.92 on March 31, 1998, and an annualization of the most recent quarterly dividend of 13.10 cents ($0.1310) per share, the fund's distribution rate was 4.40%.

Franklin Utilities Fund - Class I
Periods ended 3/31/98

                                                                   Since
                                                                  Inception
                                1-YEAR     5-YEAR      10-YEAR    (9/30/48)
--------------------------------------------------------------------------------
Cumulative Total Return1         31.55%    57.34%      213.06%    13,955.41%

Average Annual Total Return2     25.90%     8.54%       11.60%        10.41%

Value of $10,000 Investment3    $12,590   $15,062      $29,957    $1,343,348


Distribution Rate4            4.40%

30-Day Standardized Yield5    4.25%

                              3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return6         -7.16%    2.25%     24.02%    1.59%     31.55%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of the most recent 13.10 cent per share quarterly dividend and the maximum offering price of $11.92 on March 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin Utilities Fund - Class II produced a +19.09% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 20, the fund's Class II shares delivered a +60.37% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased $1.38, from $10.02 on September 30, 1997, to $11.40 on March 31, 1998. In addition to distributing 22.54 cents ($0.2254) in dividend income, the fund made a long-term capital gain distribution of 26.24 cents ($0.2624) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Based on the maximum offering price of $11.52 on March 31, 1998, and an annualization of the most recent quarterly dividend of 11.63 cents ($0.1163) per share, the fund's distribution rate was 4.04%.

Franklin Utilities Fund - Class II
Periods Ended 3/31/98

                                                Since
                                              Inception
                                 1-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1          30.93%        60.37%

Average Annual Total Return2      28.69%        17.18%

Value of $10,000 Investment3      $12,869      $15,876

Distribution Rate4             4.04%

30-Day Standardized Yield5     3.88%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the most recent 11.63 cent per share quarterly dividend and the maximum offering price of $11.52 on March 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin Utilities Fund - Advisor Class produced a +19.43% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's share price, as measured by net asset value, increased $1.37, from $10.04 on September 30, 1997, to $11.41 on March 31, 1998. In addition to distributing 26.90 cents ($0.2690) in dividend income, the fund made a long-term capital gain distribution of 26.24 cents ($0.2624) during the six-month reporting period. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends.

Based on the fund's net asset value price of $11.41 on March 31, 1998, and an annualization of the most recent quarterly dividend of 13.47 cents ($0.1347) per share, the fund's distribution rate was 4.72%.

Franklin Utilities Fund - Advisor Class
Periods ended 3/31/98

                                                                     Since
                                                                    Inception
                                  1-YEAR*     5-YEAR*    10-YEAR*   (9/30/48)*
--------------------------------------------------------------------------------
Cumulative Total Return1           31.73%      57.60%      213.58%   13,978.98%

Average Annual Total Return1       31.73%       9.52%       12.11%       10.51%

Value of $10,000 Investment2      $13,173      $15,760     $31,358    $1,407,898

Distribution Rate3             4.72%

30-Day Standardized Yield4     4.55%

                              3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return*,5       -7.16%    2.25%     24.02%    1.62%     31.73%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) for periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 30.91%. This was a period of generally rising securities prices.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. Distribution rate is based on an annualization of the most recent 13.47 cent per share quarterly dividend and the net asset value price of $11.41 on March 31, 1998.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

5. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


FRANKLIN INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of securities.
--------------------------------------------------------------------------------

The U.S. stock market continued its steady climb upward after experiencing volatility during the first half of the reporting period. This volatility was due in part to concerns of slowing economic growth resulting from the potential influence of Asia's economic turmoil. Conversely, the bond market benefited from these same concerns, in addition to reports of low inflation and a possible U.S. government budget surplus. Within this environment, the fund's Class I shares posted a +8.22% six-month cumulative total return as shown in the Performance Summary on page 26.

Although presented with several investment opportunities, as well as the ability to take profits in securities that no longer fit our valuation criteria, we did not significantly change the portfolio sector weightings during the reporting period. Compared with our last report on September 30, 1997, the fund's bond weighting decreased from 53% to 51.5% of total net assets. The fund's stock weighting increased from 40.2% to 42.2% due in part to appreciation of our utility stock holdings. The fund's cash position declined from 5.2% to 5.1%.

The fund's bond holdings consisted of corporate, foreign, and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting (28.3% of total net assets), performed positively over the period despite volatility. We remained selective with respect to our investment in corporate bonds, due to relatively high valuations in that sector. However, we were able to find attractive investments, including new positions in Venetian Casino/LV Sands (Gaming), Denbury Management Inc. (Energy), and Nextel Communications Inc. (Telecommunications). In addition, companies seeking to retire debt either called or tendered several of the fund's bonds at premium prices.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 54 of this report.


What are Brady bonds?

Brady bonds are public issue, U.S. dollar denominated bonds of developing countries, mainly in Latin America, that were exchanged, in a restructuring, for commercial bank loans in default. The securities are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.*

Foreign bond positions turned in a strong performance, rebounding from the effect of Asia's economic turmoil. Seeking to take advantage of weakness early in the period, we added to our dollar-denominated Brazilian Brady bonds, reflecting our belief that Brazil's economic progress would not be adversely affected by events in the Far East.

We added to the fund's Treasury holdings during the period, as we believed that Treasury bonds represented an attractive investment, due to the current environment of subdued inflation and prospects for a balanced budget. As a result, U.S. Treasury bonds represented 12.9% of total net assets on March 31, 1998, up from 11.4% six months earlier.

The fund's equity sectors delivered mixed performance. Utility stocks performed well due, in part, to attractive valuations and lower interest rates. We believe utility stocks continue to offer attractive yields relative to the broader stock market, as well as improved opportunities for growth from companies that are successfully adapting to a deregulated environment. The fund's gold and energy stock sectors experienced declines during the period for varied reasons. Gold bullion suffered a steep decline in price amid uncertainty related to central bank reserve selling. We added to several foreign gold stock positions at attractive prices, including Free State Consolidated Gold Mines Ltd., Anglogold Ltd., and Western Deep Level Ltd. Weakness in energy stocks, related to declining oil prices, also offered what we believe are attractive long-term values. Consequently, we established new positions in Energy Ventures Inc. and Lomak Financing Trust convertible preferred stocks.


*Source: Dictionary of Finance and Investment Terms. Barron's Educational Series, Inc., 1995.


Looking at other sectors, we purchased a new real estate convertible position, Glenborough Realty Trust Inc. (REIT), that offers exposure to a diversified real estate company with attractive dividend yield. We also initiated a convertible position in Asian Pulp & Paper Co. Ltd. (Paper), as we believed the company's position as a global low-cost producer with access to rapidly growing markets would produce strong total returns. Finally, we sold several stock positions that no longer fit our valuation criteria.

As we look toward the second half of the fund's fiscal year, we remain selective with respect to new investments amid historically high valuations for stocks and corporate bonds. However, we will maintain our search for investment opportunities across markets. As always, we remain committed to following our value-oriented approach, searching for income and growth from a diversified mix of stocks, bonds and cash.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



Charles B. Johnson



Matt Avery

Portfolio Management Team
Franklin Income Fund



Franklin Income Fund
Portfolio Breakdown
3/31/98

                                % of Total
Sector                          Net Assets
------------------------------------------
Corporate Bonds                   26.44%

Utility                           23.50%

U.S. Treasury Bonds
& Notes                           12.92%

Foreign Bonds                     12.12%

Energy/Energy Services             7.17%

Real Estate                        2.57%

Metals                             2.19%

Telecommunication                  1.98%

Consumer Products                  1.77%

Cable & Media                      0.96%

Other                              2.07%

Cash                               6.31%


PERFORMANCE SUMMARY

Class I

Franklin Income Fund - Class I produced a +8.22% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 27, the fund's Class I shares delivered a +219.23% cumulative total return for the 10-year period ended March 31, 1998.

The fund's share price, as measured by net asset value, increased 8 cents, from $2.49 on September 30, 1997, to $2.57 on March 31, 1998. In addition to distributing 9 cents ($0.0900) in dividend income, the fund made a long-term capital gain distribution of 2.8 cents ($0.0280) during the six-month reporting period. Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 1.5 cents ($0.015) and the maximum offering price of $2.68 on March 31, 1998, your fund's distribution rate was 6.72%.

Franklin Income Fund - Class I
Periods ended 3/31/98

                                                              Since
                                                             Inception
                               1-YEAR    5-YEAR   10-YEAR    (8/31/48)
--------------------------------------------------------------------------------
Cumulative Total Return1       20.62%     70.57%   219.23%   22,476.33%

Average Annual Total Return2   15.64%     10.34%    11.80%       11.45%

Value of $10,000 Investment3   $11,564   $16,358   $30,510   $2,163,567

Distribution Rate4           6.72%

30-Day Standardized Yield5   6.02%

                             3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return6        6.72%     2.78%     17.23%    9.97%     20.62%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on an annualization of March's 1.5 cent per share monthly dividend and the maximum offering price of $2.68 on March 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin Income Fund - Class II produced a +7.93% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 29, the fund's Class II shares delivered a +49.08% cumulative total return since the shares became available on May 1, 1995.

The fund's share price, as measured by net asset value, increased 8 cents, from $2.49 on September 30, 1997, to $2.57 on March 31, 1998. In addition to distributing 8.34 cents ($0.0834) in dividend income, the fund made a long-term capital gain distribution of 2.8 cents ($0.0280) during the six-month reporting period. Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 1.39 cents ($0.0139) and the maximum offering price of $2.60 on March 31, 1998, your fund's distribution rate was 6.42%.

Franklin Income Fund - Class II
Periods ended 3/31/98

                                                   Since
                                                 Inception
                                      1-YEAR     (5/1/95)
--------------------------------------------------------------
Cumulative Total Return1               19.49%     49.08%

Average Annual Total Return2           17.48%     14.32%

Value of $10,000 Investment3           $11,748    $14,772

Distribution Rate4            6.42%

30-Day Standardized Yield5    5.74%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of March's 1.39 cent per share monthly dividend and the maximum offering price of $2.60 on March 31, 1998.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin Income Fund - Advisor Class produced a +8.33% cumulative total return for the six-month period ended March 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, increased 8 cents, from $2.48 on September 30, 1997, to $2.56 on March 31, 1998. In addition to distributing 9.19 cents ($0.0919) in dividend income, the fund made a long-term capital gain distribution of 2.8 cents ($0.0280) during the six-month reporting period. Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 1.53 cents ($0.0153) and the net asset value of $2.56 on March 31, 1998, your fund's distribution rate was 7.17%.

Franklin Income Fund - Advisor Class
Periods ended 3/31/98

                                                               Since
                                                             Inception
                                 1-YEAR*  5-YEAR*  10-YEAR*  (8/31/48)*
--------------------------------------------------------------------------------
Cumulative Total Return1          20.37%   70.27%  218.66%   22,436.30%

Average Annual Total Return1      20.37%   11.23%   12.29%       11.55%

Value of $10,000 Investment2     $12,037  $17,027  $31,866   $2,253,630

Distribution Rate3            7.17%

30-Day Standardized Yield4    6.45%

                           3/31/94   3/31/95   3/31/96   3/31/97   3/31/98
--------------------------------------------------------------------------------
One-Year Total Return*,5     6.72%     2.78%    17.23%    10.01%    20.37%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) for periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 21.66%. This was a period of generally rising securities prices.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. Distribution rate is based on an annualization of March's 1.53 cent per share monthly dividend and the share price of $2.56 on March 31, 1998.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

5. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


FRANKLIN U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Your Fund's Objective: Franklin U.S. Government Securities Fund seeks high current income from a portfolio of U.S. government securities.
--------------------------------------------------------------------------------

The U.S. economy maintained its healthy expansion during the six months under review. Fueled by consumer spending, robust corporate profits and strong housing markets, U.S. Gross Domestic Product (GDP) grew at an annualized rate of 3.7% during the fourth quarter of 1997.* Gains in productivity allowed businesses to absorb rising labor costs without raising prices significantly, despite tightening labor markets. Lower commodity prices also helped to keep inflation in check. Consequently, 30-year U.S. Treasury interest rates declined half a percent, and the yield spread narrowed between the short- and long-term bonds. The Federal Reserve Board did not change monetary policy or interest rates during the period.

Although inflation's failure to ignite was a key factor in allowing U.S. interest rates to move lower, it was not the only factor. Asian currency crises caused disruptions there, and as the crises spread from country to country, the U.S. dollar gained strongly versus currencies throughout the Asian region. Investors opted for a flight to quality, resulting in a higher demand for safe haven U.S. Treasury securities, which pushed their rates higher, compared with overall interest rates.


*Source: Standard & Poor's Micropal.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 62 of this report.


Favorable news surrounding the federal budget deficit contributed to lower interest rates during the period. The booming U.S. economy produced strong tax receipts, reducing the need for the government to issue U.S. Treasury bonds. This resulted in a lower supply of bonds in the marketplace and falling long-term interest rates.




GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT




GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT




In response to the declining interest-rate environment during the reporting period, we added lower coupon Government National Mortgage Association (GNMA) mortgage pass-through securities to the portfolio. Lower-coupon issues have less prepayment risk than higher coupon securities, yet still provide income advantages versus other government issues. Given the uncertainty surrounding global economies, we expect that U.S. interest rates may remain relatively stable, and, if so, this should benefit holders of GNMA mortgage passthroughs.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,



Jack Lemein



Roger A. Bayston



T. Anthony Coffey

Portfolio Management Team
Franklin U.S. Government Securities Fund


PERFORMANCE SUMMARY

Class I

Franklin U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 1 cent, from $6.89 on September 30, 1997, to $6.90 on March 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 23.40 cents ($0.2340) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 3.9 cents ($0.039) and the maximum offering price of $7.21 on March 31, 1998, your fund's distribution rate was 6.49%.

Franklin U.S. Government Securities Fund - Class I
Periods ended 3/31/98

                                                          Since
                                                        Inception
                              1-Year   5-Year  10-Year  (5/31/70)
--------------------------------------------------------------------------------
Cumulative Total Return1      10.31%   36.94%  123.33%    666.64%

Average Annual Total Return2   5.58%    5.57%   7.89%      7.43%

Distribution Rate3           6.49%

30-Day Standardized Yield4   6.10%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of March's 3.9 cent per share monthly dividend and the maximum offering price of $7.21 on March 31, 1998.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Class II

Franklin U.S. Government Securities Fund - Class II share price, as measured by net asset value, increased 1 cent, from $6.87 on September 30, 1997, to $6.88 on March 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 21.48 cents ($0.2148) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 3.58 cents ($0.0358) and the maximum offering price of $6.95 on March 31, 1998, your fund's distribution rate was 6.18%.

Franklin U.S. Government Securities Fund - Class II
Periods ended 3/31/98

                                                        Since
                                                      Inception
                                         1-YEAR       (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                  9.71%         24.94%

Average Annual Total Return2              7.58%          7.55%

Distribution Rate3                6.18%

30-Day Standardized Yield4        5.76%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

3. Distribution rate is based on an annualization of March's 3.58 cent per share monthly dividend and the maximum offering price of $6.95 on March 31, 1998.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Advisor Class

Franklin U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 1 cent, from $6.90 on September 30, 1997, to $6.91 on March 31, 1998. During the six-month reporting period, shareholders received income distributions totaling 23.75 cents per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 3.95 cents ($0.0395) and the net asset value of $6.91 on March 31, 1998, your fund's distribution rate was 6.86%.

Franklin U.S. Government Securities Fund - Advisor Class
Periods ended 3/31/98

                                                               Since
                                                             Inception
                                1-YEAR*  5-YEAR*  10-YEAR*  (5/31/70)*
--------------------------------------------------------------------------------
Cumulative Total Return1         10.56%   37.28%   123.89%   668.56%

Average Annual Total Return1     10.56%    6.54%     8.39%     7.60%

Distribution Rate2            6.86%

30-Day Standardized Yield3    6.47%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) for periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 11.61%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. Distribution rate is based on an annualization of March's 3.95 cent per share monthly dividend and the net asset value price of $6.91 on March 31, 1998.

3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Growth Fund

                                                        Six Months Ended
                                                         March 31, 1998             YEAR ENDED SEPTEMBER 30,
                                                                            -------------------------------------------------
CLASS I                                                    (UNAUDITED)      1997     1996       1995****  1994     1993
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $27.09       $22.82     $19.38     $14.96    $14.25   $13.70
                                                           ------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .24          .36        .22        .17       .19      .23
 Net realized and unrealized gains                             2.52         4.34       3.53       4.43       .90      .58
                                                           ------------------------------------------------------------------
Total from investment operations                               2.76         4.70       3.75       4.60      1.09      .81
                                                           ------------------------------------------------------------------
Less distributions from:
 Net investment income                                         (.47)        (.23)      (.16)      (.14)     (.30)    (.19)
 Net realized gains                                            (.24)        (.20)      (.15)      (.04)     (.08)    (.07)
                                                           ------------------------------------------------------------------
Total distributions                                            (.71)        (.43)      (.31)      (.18)     (.38)    (.26)
                                                           ------------------------------------------------------------------
Net asset value, end of period                               $29.14       $27.09     $22.82     $19.38    $14.96   $14.25
                                                           ==================================================================

Total return*                                                 10.34%       20.84%     19.60%     31.11%     7.63%    5.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $1,649,832   $1,435,561 $1,020,486   $712,866  $516,620 $560,824
Ratios to average net assets:
 Expenses                                                       .87%**       .89%       .87%       .90%      .77%     .64%
 Net investment income                                         1.79%**      1.60%      1.16%      1.08%     1.23%    1.64%
Portfolio turnover rate                                         .21%        1.77%      2.03%      1.39%     6.52%    1.70%
Average commission rate paid ***                               $.0544       $.0568     $.0543       --        --       --



CLASS II
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $26.70       $22.60       $19.33     $16.88
                                                            --------------------------------------------
Income from investment operations:
 Net investment income                                          .15          .20          .12        .02
 Net realized and unrealized gains                             2.46         4.25         3.46       2.43
                                                            --------------------------------------------
Total from investment operations                               2.61         4.45         3.58       2.45
                                                            --------------------------------------------
Less distributions from:
 Net investment income                                         (.30)        (.15)        (.16)        --
 Net realized gains                                            (.24)        (.20)        (.15)        --
                                                            --------------------------------------------
Total distributions                                            (.54)        (.35)        (.31)        --
                                                            --------------------------------------------
Net asset value, end of period                               $28.77       $26.70       $22.60     $19.33
                                                            ============================================

Total return*                                                  9.91%       19.91%       18.73%     14.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                            $162,267     $117,218     $43,417     $4,161
Ratios to average net assets:
 Expenses                                                      1.64%**      1.66%        1.63%      1.79%**
 Net investment income                                         1.03%**       .85%         .40%       .37%**
Portfolio turnover rate                                         .21%        1.77%        2.03%      1.39%
Average commission rate paid ***                               $.0544       $.0568       $.0543       --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995 for Class II.



                                                               Six Months Ended
                                                                March 31, 1998        YEAR ENDED SEPTEMBER 30,
                                                                                      ------------------------
ADVISOR CLASS                                                     (UNAUDITED)                1997****
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                $27.13                   $23.24
                                                                  --------------------------------------------
Income from investment operations:
 Net investment income                                                 .27                      .25
 Net realized and unrealized gains                                    2.52                     3.64
                                                                  --------------------------------------------
Total from investment operations                                      2.79                     3.89
                                                                  --------------------------------------------
Less distributions from:
 Net investment income                                                (.52)                      --
 Net realized gains                                                   (.24)                      --
Total distributions                                                   (.76)                      --
                                                                  --------------------------------------------
Net asset value, end of period                                      $29.16                   $27.13
                                                                  ============================================

Total return*                                                        10.48%                   16.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                   $39,054                   $25,823
Ratios to average net assets:
 Expenses                                                              .64%**                   .66%**
 Net investment income                                                2.03%**                  1.93%**
Portfolio turnover rate                                                .21%                    1.77%
Average commission rate paid ***                                      $.0544                   $.0568


*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, March 31, 1998 (unaudited)


                                                                                         SHARES/
   GROWTH FUND                                                                           WARRANTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
a,e,gCommon Stocks & Warrants  66.6%
   Aerospace & Defense  5.3%
   Boeing Co.                                                                             404,200          $ 21,068,925
   Lockheed Martin Corp.                                                                  162,600            18,292,500
   Raytheon Co.                                                                           442,000            25,801,750
   Rockwell International Corp.                                                            50,000             2,868,750
   Thiokol Corp.                                                                          240,000            11,595,000
   United Technologies Corp.                                                              200,000            18,462,500
                                                                                                         --------------
                                                                                                             98,089,425
                                                                                                         --------------
   Auto Parts  .3%
   Genuine Parts Co.                                                                      135,000             5,146,875
   Meritor Automotive, Inc.                                                                16,666               442,691
                                                                                                         --------------
                                                                                                              5,589,566
                                                                                                         --------------
   Biotechnology  1.5%
   aAmgen, Inc.                                                                           200,000            12,175,000
   aGenentech, Inc.                                                                       200,000            14,087,500
   aImmunex Corp.                                                                          20,000             1,347,500
                                                                                                         --------------
                                                                                                             27,610,000
                                                                                                         --------------
   Business Services  3.6%
   Avery Dennison Corp.                                                                   220,000            11,742,500
   aChoicePoint, Inc.                                                                      40,000             2,177,500
   Cognizant Corp.                                                                        244,000            13,999,500
   Dun & Bradstreet Corp.                                                                 244,000             8,341,750
   Equifax, Inc.                                                                          400,000            14,600,000
   Kelly Services, Inc., Class A                                                          250,000             9,375,000
   a,e,gProgramming & Systems, Inc.                                                       345,300                 6,906
   Wallace Computer Services, Inc.                                                        200,000             6,925,000
                                                                                                         --------------
                                                                                                             67,168,156
                                                                                                         --------------
   Chemicals  3.4%
   Air Products & Chemicals, Inc.                                                         200,000            16,575,000
   Eastman Chemical Co.                                                                    25,000             1,685,938
   International Flavors and Fragrances, Inc.                                             400,000            18,850,000
   Mallinckrodt Group, Inc.                                                               116,000             4,582,000
   NCH Corp.                                                                              200,000            14,137,500
   Sigma-Aldrich Corp.                                                                    200,000             7,450,000
                                                                                                         --------------
                                                                                                             63,280,438
                                                                                                         --------------
   Communications & Entertainment  2.7%
   aACNielsen Corp.                                                                        81,333             2,150,241
   American Greetings Corp., Class A                                                      300,000            13,800,000
   Disney (Walt) Co.                                                                      304,932            32,551,491
   aIntervisual Books, Inc.                                                               100,000               287,500
   aKing World Productions, Inc.                                                           20,000               585,000
                                                                                                         --------------
                                                                                                             49,374,232
                                                                                                         --------------
   Computer Hardware  3.0%
   Compaq Computer Corp.                                                                  150,000             3,881,250
   Hewlett-Packard Co.                                                                    360,000            22,815,000
   International Business Machines Corp.                                                  280,000            29,085,000
                                                                                                         --------------
                                                                                                             55,781,250
                                                                                                         --------------
   Computer Software  .2%
   aMicrosoft Corp.                                                                        40,000             3,580,000
                                                                                                         --------------
   Data Services  4.1%
   Automatic Data Processing, Inc.                                                        400,000            27,225,000
   aComputer Sciences Corp.                                                               900,000            49,500,000
                                                                                                         --------------
                                                                                                             76,725,000
                                                                                                         --------------
   Diversified Manufacturers  2.5%
   Deltic Timber Corp.                                                                     11,428             $ 342,126
   Minnesota Mining & Manufacturing Co.                                                   372,000            33,921,750
   National Service Industries, Inc.                                                      100,000             5,881,250
   Teleflex, Inc.                                                                         139,200             5,846,400
                                                                                                         --------------
                                                                                                             45,991,526
                                                                                                         --------------
   Electronics & Electrical Equipment 2.5%
   AMP, Inc.                                                                              400,000            17,525,000
   Emerson Electric Co.                                                                    80,000             5,215,000
   aImation Corp.                                                                          37,200               688,200
   Molex, Inc.                                                                            117,187             3,222,643
   Molex, Inc., Class A                                                                   117,187             3,142,076
   Raychem Corp.                                                                          400,000            16,625,000
                                                                                                         --------------
                                                                                                             46,417,919
                                                                                                         --------------
   Energy/Energy Services 3.2%
   Atlantic Richfield Co.                                                                 180,000            14,152,500
   Coastal Co.                                                                            300,000            19,537,500
   Murphy Oil Corp.                                                                        40,000             2,005,000
   Royal Dutch Petroleum Co., New York Shares                                             280,000            15,907,500
   Schlumberger, Ltd.                                                                      60,000             4,545,000
   Union Pacific Resources Group, Inc.                                                    101,633             2,426,488
                                                                                                         --------------
                                                                                                             58,573,988
                                                                                                         --------------
   Environmental Services 3.7%
   Betzdearborn, Inc.                                                                     200,000            11,287,500
   Browning-Ferris Industries, Inc.                                                       165,000             5,383,125
   aIonics, Inc.                                                                          300,000            12,918,750
   Millipore Corp.                                                                        400,000            13,900,000
   aOsmonics, Inc.                                                                        256,500             4,248,281
   Pall Corp.                                                                             500,000            10,750,000
   Waste Management, Inc.                                                                 210,000             6,470,625
   Wheelabrator Technology, Inc.                                                          270,000             4,455,000
                                                                                                         --------------
                                                                                                             69,413,281
                                                                                                         --------------
   Food/Confectionery 1.0%
   Hershey Foods Corp.                                                                    258,200            18,493,575
                                                                                                         --------------
   Health Care - Diversified 5.0%
   Abbott Laboratories                                                                    200,000            15,062,500
   Allegiance Corp                                                                         50,000             1,978,125
   Allergan, Inc.                                                                         200,000             7,600,000
   aAllergan Specialty Therapeutics, Inc., Class A                                         10,000               121,250
   aAlza Corp., Class A                                                                   100,000             4,481,250
   aAlza Corp., warrants                                                                    8,000                 7,750
   Baxter International, Inc.                                                             250,000            13,781,250
   Johnson & Johnson, Inc.                                                                400,000            29,325,000
   aMedPartners, Inc.                                                                      75,625               775,156
   Nature's Sunshine Products, Inc.                                                        33,000               884,813
   aPerrigo Co.                                                                           200,000             2,450,000
   aRespironics, Inc.                                                                      98,000             2,835,875
   U.S. Surgical Corp.                                                                    400,000            13,200,000
                                                                                                         --------------
                                                                                                             92,502,969
                                                                                                         --------------
   Imaging/Photography 1.0%
   Eastman Kodak Co.                                                                      200,000            12,975,000
   Polaroid Corp.                                                                          38,000             1,672,000
                                                                                                         --------------
                                                                                                             14,647,000
                                                                                                         --------------
   Media & Broadcasting 2.0%
   Time Warner, Inc.                                                                      450,000          $ 32,400,000
   aUSA Networks, Inc.                                                                    200,000             5,450,000
                                                                                                         --------------
                                                                                                             37,850,000
                                                                                                         --------------
   Networking 1.2%
   aCabletron Systems, Inc.                                                               500,000             7,281,250
   aCisco Systems, Inc.                                                                   225,000            15,384,375
                                                                                                         --------------
                                                                                                             22,665,625
                                                                                                         --------------
   Pharmaceuticals 13.4%
   American Home Products Corp.                                                           300,000            28,612,500
   Bristol-Myers Squibb Co.                                                               320,000            33,380,000
   aCrescendo Pharmaceuticals                                                               5,000                63,125
   Lilly (Eli) & Co.                                                                      400,000            23,850,000
   Merck & Co., Inc.                                                                      200,000            25,675,000
   Pfizer, Inc.                                                                           640,000            63,800,000
   Schering-Plough Corp.                                                                  900,000            73,518,750
                                                                                                         --------------
                                                                                                            248,899,375
                                                                                                         --------------
   Real Estate - Diversified
   a, cFRM Nexus                                                                          115,100                   115
                                                                                                         --------------
   Retail .3 %
   Tiffany & Co.                                                                           78,900             3,841,443
   Weis Markets, Inc.                                                                      58,218             2,077,655
                                                                                                         --------------
                                                                                                              5,919,098
                                                                                                         --------------
   Toy Manufacturing .6%
   Mattel, Inc.                                                                           300,000            11,887,500
                                                                                                         --------------
   Transportation 6.1%
   aAMR Corp.                                                                             310,000            44,388,125
   Delta Air Lines, Inc.                                                                  250,000            29,562,500
   aUAL Corp.                                                                             350,000            32,528,125
   Union Pacific Corp.                                                                    120,000             6,742,500
                                                                                                         --------------
                                                                                                            113,221,250
                                                                                                         --------------
   Total Long Term Investments (Cost $447,819,030)                                                        1,233,681,288
                                                                                                         --------------
   Joint Repurchase Agreement, 5.819%, 4/01/98 (Maturity Value $617,557,349)
    (Cost $617,457,544)                                                              $617,457,544         $ 617,457,544
    BancAmerica Robertson Stephens (Maturity Value $50,979,359)
    Barclays Capital Group, Inc. (Maturity Value $50,979,359)
    Bear, Stearns & Co., Inc. (Maturity Value $27,808,608)
    BT Alex Brown, Inc. (Maturity Value $9,269,537)
    Chase Securities, Inc. (Maturity Value $49,781,298)
    CIBC Wood Gundy Securities Corp. (Maturity Value $71,883,675)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $50,979,359)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $50,979,359)
    Greenwich Capital Markets, Inc. (Maturity Value $50,979,359)
    Morgan Stanley Dean Witter & Co. (Maturity Value $50,979,359)
    Paribas Corp. (Maturity Value $50,979,359)
    SBC Warburg Dillon Read, Inc. (Maturity Value $50,979,359)
    UBS Securities, L.L.C. (Maturity Value $50,979,359)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                         --------------
   Total Investments (Cost $1,065,276,574)  100.0%                                                        1,851,138,832
   Other Assets, less Liabilities                                                                                13,484
                                                                                                         --------------
   Net Assets  100.0%                                                                                    $1,851,152,316
                                                                                                         ==============



aNon-income producing.
cSee Note 7 regarding restricted securities.
eThe Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at March 31, 1998 were $6,906.
gTrading suspended
hSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights

Franklin DynaTech Fund

                                                        Six Months Ended
                                                         March 31, 1998              YEAR ENDED SEPTEMBER 30,
                                                                           ------------------------------------------------
CLASS I                                                    (UNAUDITED)     1997     1996****     1995     1994      1993
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $18.48       $14.03     $12.78      $9.85    $10.29    $9.21
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .13          .10        .06        .12       .07      .10
 Net realized and unrealized gains                              .25         4.81       1.54       2.99       .21     1.21
                                                            ---------------------------------------------------------------
Total from investment operations                                .38         4.91       1.60       3.11       .28     1.31
                                                            ---------------------------------------------------------------
Less distributions from:
 Net investment income                                         (.17)        (.06)      (.12)      (.05)     (.12)    (.12)
 Net realized gains                                            (.97)        (.40)      (.23)      (.13)     (.60)    (.11)
                                                            ---------------------------------------------------------------
Total distributions                                           (1.14)        (.46)      (.35)      (.18)     (.72)    (.23)
                                                            ---------------------------------------------------------------
Net asset value, end of period                               $17.72       $18.48     $14.03     $12.78     $9.85   $10.29
                                                            ===============================================================

Total return*                                                  2.37%       35.63%     12.84%     32.10%     2.89%   14.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                            $205,036     $188,102   $104,508   $92,987  $67,413   $71,469
Ratios to average net assets:
 Expenses                                                      1.01%**      1.04%      1.05%      1.01%     1.00%     .81%
 Net investment income                                         1.55%**       .75%       .43%      1.11%      .69%    1.03%
Portfolio turnover rate                                        5.64%        5.59%     11.94%      9.83%     9.73%   26.56%
Average commission rate paid ***                               $.0590       $.0536     $.0551       --        --       --



CLASS II
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                     $18.30         $14.03         $13.57
                                                       --------------------------------------
Income from investment operations:
 Net investment income                                      .09            .07             --
 Net realized and unrealized gains                          .19           4.66            .46
                                                       --------------------------------------
Total from investment operations                            .28           4.73            .46
                                                       --------------------------------------
Less distributions from:
 Net investment income                                     (.12)          (.06)            --
 Net realized gains                                        (.97)          (.40)            --
                                                       --------------------------------------
Total distributions                                       (1.09)          (.46)            --
                                                       --------------------------------------
Net asset value, end of period                           $17.49         $18.30         $14.03
                                                       ======================================

Total return*                                              1.80%         34.32%          3.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                        $7,649          $3,386           $--
Ratios to average net assets:
 Expenses                                                  1.80%**        1.82%          1.85%**
 Net investment income                                      .79%**         .25%          (.14%)**
Portfolio turnover rate                                    5.64%          5.59%         11.94%
Average commission rate paid ***                           $.0590         $.0536         $.0551


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period September 16, 1996 (effective date) to September 30, 1996 for Class II.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments, March 31, 1998 (unaudited)


 DYNATECH FUND                                                                             SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  aCommon Stocks  58.2%
   Biotechnology  .3%
  aAmgen, Inc.                                                                             10,000             $ 608,750
                                                                                                         --------------
   Business Services  1.4%
   aChoicePoint, Inc.                                                                       2,000               108,875
   Cognizant Corp.                                                                         10,000               573,750
   Equifax, Inc.                                                                           20,000               730,000
   First Data Corp.                                                                        50,000             1,625,000
                                                                                                         --------------
                                                                                                              3,037,625
                                                                                                         --------------
   Chemicals  .9%
   Sigma-Aldrich Corp.                                                                     50,000             1,862,500
                                                                                                         --------------
   Computer Hardware  5.6%
   aCompaq Computer Corp.                                                                 180,000             4,657,500
   Hewlett-Packard Co.                                                                    100,000             6,337,500
   aKomag, Inc.                                                                            55,000               797,500
                                                                                                         --------------
                                                                                                             11,792,500
                                                                                                         --------------
   Computer Software 9.8%
   Adobe Systems, Inc.                                                                     20,000               903,750
   aElectronic Arts, Inc.                                                                  10,000               469,375
   aFundtech, Ltd.                                                                         27,600               496,800
   aI2 Technologies, Inc.                                                                  10,000               656,250
   aIntuit, Inc.                                                                           25,000             1,209,375
   aMicrosoft Corp.                                                                       180,000            16,110,000
   aParametric Technology Co.                                                              30,000               999,375
   aRealNetworks, Inc.                                                                      1,800                52,200
                                                                                                         --------------
                                                                                                             20,897,125
                                                                                                         --------------
   Consumer Services .2%
   aCendant Corp.                                                                          10,000               396,250
                                                                                                         --------------
   Data Services 1.0%
   aComputer Sciences Corp.                                                                20,000             1,100,000
   Symbol Technologies, Inc.                                                               20,000               983,750
                                                                                                         --------------
                                                                                                              2,083,750
                                                                                                         --------------
   Electronic Technology .4%
   aUniphase Corp.                                                                         20,000               841,250
                                                                                                         --------------
   Energy/Energy Services 1.6%
   aAES Corp.                                                                              20,000             1,048,750
   Schlumberger, Ltd.                                                                      30,000             2,272,500
                                                                                                         --------------
                                                                                                              3,321,250
                                                                                                         --------------
   Environmental Services .6%
   Browning-Ferris Industries, Inc.                                                        20,000               652,500
   aUS Filter Corp.                                                                        20,000               702,500
                                                                                                         --------------
                                                                                                              1,355,000
                                                                                                         --------------
   Financial Services .3%
   Associates First Capital Corp.                                                           3,600               284,400
   aE*Trade Group, Inc.                                                                    10,000               249,375
                                                                                                         --------------
                                                                                                                533,775
                                                                                                         --------------
   Health Technology 1.7%
   aBoston Scientific Corp.                                                                10,000               675,000
   HBO & Co.                                                                               30,000             1,811,250
   Medtronic, Inc.                                                                         20,000             1,037,500
   Mentor Corp.                                                                             5,000               138,125
                                                                                                         --------------
                                                                                                              3,661,875
                                                                                                         --------------
   Lodging .1%
   aHost Marriott Corp.                                                                    10,000               189,375
                                                                                                         --------------
   Media & Broadcasting 1.5%
   aLiberty Media Group, Class A                                                           55,968           $ 1,923,900
   News Corp., Ltd., Sponsored ADR (Australia)                                             20,000               538,750
   Time Warner, Inc.                                                                       10,000               720,000
                                                                                                         --------------
                                                                                                              3,182,650
                                                                                                         --------------
   Medical Services 1.8%
   Columbia/HCA Healthcare Corp.                                                           22,500               725,625
   aPacifiCare Health Systems, Inc., Class B                                               15,000             1,128,750
   United Healthcare Corp.                                                                 30,000             1,942,500
                                                                                                         --------------
                                                                                                              3,796,875
                                                                                                         --------------
   Networking 3.7%
   a3Com Corp.                                                                             20,000               718,750
   aCisco Systems, Inc.                                                                    90,000             6,153,750
   aInternational Network Services                                                         35,000             1,023,750
                                                                                                         --------------
                                                                                                              7,896,250
                                                                                                         --------------
   Pharmaceuticals 4.9%
   Merck & Co., Inc.                                                                       15,000             1,925,625
   aNoven Pharmaceuticals, Inc.                                                            20,400               133,875
   Schering-Plough Corp.                                                                   40,000             3,267,500
   Warner-Lambert Co.                                                                      30,000             5,109,375
                                                                                                         --------------
                                                                                                             10,436,375
                                                                                                         --------------
   Precision Instruments/Test Equipment 1.9%
   aThermo Electron Corp.                                                                  84,375             3,406,641
   aWaters Corp.                                                                           13,800               689,138
                                                                                                         --------------
                                                                                                              4,095,779
                                                                                                         --------------
   Retail 2.4%
   Estee Lauder Cos., Class A                                                              20,000             1,357,500
   aFederated Department Stores, Inc.                                                      10,000               518,125
   aToys R Us, Inc.                                                                       108,000             3,246,750
                                                                                                         --------------
                                                                                                              5,122,375
                                                                                                         --------------
   Semiconductor/Manufacturer 11.2%
   aApplied Materials, Inc.                                                                20,000               706,250
   aGenesis Microchip, Inc.                                                                12,500               175,781
   Intel Corp.                                                                            280,000            21,857,500
   Linear Technology Corp.                                                                 10,000               690,000
   aXilinx, Inc.                                                                           10,000               374,375
                                                                                                         --------------
                                                                                                             23,803,906
                                                                                                         --------------
   Telecommunications 6.6%
   aAirTouch Communications, Inc.                                                          20,000               978,750
   aAndrew Corp.                                                                           10,000               198,125
   AT&T Corp.                                                                              15,000               984,375
   Lucent Technologies, Inc.                                                                8,102             1,036,043
   Motorola, Inc.                                                                         140,000             8,487,500
   aReltec Corp.                                                                            1,100                38,980
   aTellabs, Inc.                                                                          10,000               671,250
   aWorldCom, Inc.                                                                         40,000             1,722,500
                                                                                                         --------------
                                                                                                             14,117,523
                                                                                                         --------------
   Transportation .3%
   Air Express International Corp.                                                         15,000               398,438
   C.H. Robinson Worldwide, Inc.                                                           10,000               260,000
                                                                                                         --------------
                                                                                                                658,438
                                                                                                         --------------
   Total Long Term Investments (Cost $36,147,841)                                                           123,691,196
                                                                                                         --------------
   Joint Repurchase Agreement, 5.819%, 4/01/98 (Maturity Value $89,129,434)
    (Cost $89,115,030)                                                                $89,115,030          $ 89,115,030
    BancAmerica Robertson Stephens (Maturity Value $7,357,635)
    Barclays Capital Group, Inc. (Maturity Value $7,357,635)
    Bear, Stearns & Co., Inc. (Maturity Value $4,013,497)
    BT Alex Brown, Inc. (Maturity Value $1,337,832)
    Chase Securities, Inc. (Maturity Value $7,184,724)
    CIBC Wood Gundy Securities Corp. (Maturity Value $10,374,666)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $7,357,635)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $7,357,635)
    Greenwich Capital Markets, Inc. (Maturity Value $7,357,635)
    Morgan Stanley Dean Witter & Co. (Maturity Value $7,357,635)
    Paribas Corp. (Maturity Value $7,357,635)
    SBC Warburg Dillon Read, Inc. (Maturity Value $7,357,635)
    UBS Securities, L.L.C. (Maturity Value $7,357,635)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                         --------------
   Total Investments (Cost $125,262,871)  100.1%                                                            212,806,226
   Other Assets, less Liabilities  (.1)%                                                                       (121,449)
                                                                                                         --------------
   Net Assets  100.0%                                                                                      $212,684,777
                                                                                                         ==============



aNon-income producing.
hSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Utilities Fund

                                                        Six Months Ended
                                                         March 31, 1998              YEAR ENDED SEPTEMBER 30,
                                                                           ------------------------------------------------
CLASS I                                                    (UNAUDITED)     1997       1996     1995****   1994      1993
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                         $10.04        $9.73      $9.75     $8.33    $10.78     $9.63
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income                                          .26          .53        .54       .53       .55       .53
 Net realized and unrealized gains (losses)                    1.63          .73        .03      1.42     (2.44)     1.17
                                                            ---------------------------------------------------------------
Total from investment operations                               1.89         1.26        .57      1.95     (1.89)     1.70
                                                            ---------------------------------------------------------------
Less distributions from:
 Net investment income                                         (.26)        (.52)      (.52)     (.52)     (.52)     (.55)
 Net realized gains                                            (.26)        (.43)      (.07)     (.01)     (.04)       --
                                                            ---------------------------------------------------------------
Total distributions                                            (.52)        (.95)      (.59)     (.53)     (.56)     (.55)
                                                            ---------------------------------------------------------------
Net asset value, end of period                               $11.41       $10.04      $9.73     $9.75     $8.33    $10.78
                                                            ===============================================================

Total return*                                                 19.35%       13.72%      5.94%    24.19%   (17.94%)   17.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                         $2,145,928  $1,953,273  $2,400,561  $2,765,976  $2,572,508  $3,626,774
Ratios to average net assets:
 Expenses                                                       .77%**       .75%       .71%      .73%      .64%      .55%
 Net investment income                                         4.78%**      5.26%      5.24%     5.88%     5.76%     5.30%
Portfolio turnover rate                                        2.12%        7.24%     17.05%     5.55%     6.34%     7.81%
Average commission rate paid ***                               $.0502       $.0505     $.0486      --        --        --



CLASS II
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                           $10.02         $9.72        $9.75      $8.89
                                                             ----------------------------------------------
Income from investment operations:
 Net investment income                                            .23           .45          .46        .23
 Net realized and unrealized gains                               1.64           .76          .06        .88
                                                             ----------------------------------------------
Total from investment operations                                 1.87          1.21          .52       1.11
                                                             ----------------------------------------------
Less distributions from:
 Net investment income                                           (.23)         (.48)        (.48)      (.25)
 Net realized gains                                              (.26)         (.43)        (.07)        --
                                                             ----------------------------------------------
Total distributions                                              (.49)         (.91)        (.55)      (.25)
                                                             ----------------------------------------------
Net asset value, end of period                                 $11.40        $10.02        $9.72      $9.75
                                                             ==============================================

Total return*                                                   19.09%        13.06%        5.39%     13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                              $32,532      $21,906      $19,655     $8,369
Ratios to average net assets:
 Expenses                                                        1.29%**       1.27%        1.23%      1.21%**
 Net investment income                                           4.24%**       4.78%        4.86%      5.15%**
Portfolio turnover rate                                          2.12%         7.24%       17.05%      5.55%
Average commission rate paid ***                                 $.0502        $.0505       $.0486       --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period May 1, 1995 (effective date) to September 30, 1995 for Class II.



                                                               SIX MONTHS ENDED
                                                                MARCH 31, 1998   YEAR ENDED SEPTEMBER 30,
                                                                                 ------------------------
ADVISOR CLASS                                                     (UNAUDITED)            1997****
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                $10.04                $9.55
                                                                  -----------------------------
Income from investment operations:
 Net investment income                                                 .29                  .36
 Net realized and unrealized gains                                    1.61                  .53
                                                                  -----------------------------
Total from investment operations                                      1.90                  .89
                                                                  -----------------------------
Less distributions from:
 Net investment income                                                (.27)                (.40)
 Net realized gains                                                   (.26)                  --
                                                                  -----------------------------
Total distributions                                                   (.53)                (.40)
                                                                  -----------------------------
Net asset value, end of period                                      $11.41               $10.04
                                                                  =============================

Total return*                                                        19.43%                9.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                   $14,578               $8,719
Ratios to average net assets:
 Expenses                                                              .64%**               .62%**
 Net investment income                                                4.98%**              5.33%**
Portfolio turnover rate                                               2.12%                7.24%
Average commission rate paid ***                                      $.0502               $.0505

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.
Statement of Investments, March 31, 1998 (unaudited)

 UTILITIES FUND                                                                           SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
  bCommon Stocks  80.3%
   AGL Resources, Inc.                                                                    350,000           $ 7,525,000
   aAirTouch Communications, Inc.                                                         203,200             9,944,100
   Allegheny Energy, Inc.                                                               1,800,000            60,412,500
   American Electric Power Co., Inc.                                                    1,000,000            50,250,000
   Central & South West Corp.                                                           1,429,100            38,228,425
   CINergy Corp.                                                                        2,059,800            76,212,600
   Conectiv, Inc.                                                                       2,359,800            51,768,112
   Dominion Resources, Inc.                                                             1,858,950            78,075,900
   Duke Energy Corp.                                                                    1,500,000            89,343,750
   Edison International                                                                 1,120,800            32,923,500
   Enova Corp.                                                                          2,505,600            70,000,200
   Entergy Corp.                                                                        1,875,400            55,793,150
   Florida Progress Corp.                                                               2,135,175            89,010,108
   FPL Group, Inc.                                                                      1,330,000            85,452,500
   GPU, Inc.                                                                              937,000            41,462,250
   Hawaiian Electric Industries, Inc.                                                     988,480            41,021,920
   MidAmerican Energy Co.                                                               2,059,800            46,731,713
   Montana Power Co.                                                                       28,000             1,009,750
   Nevada Power Co.                                                                       661,700            17,700,475
   New Century Energies, Inc.                                                           1,748,445            88,077,917
   New Jersey Resources Corp.                                                             245,500             9,620,531
   NIPSCO Industries, Inc.                                                              2,020,600            56,576,800
   Northern States Power Co.                                                              397,200            23,434,800
   OGE Energy Corp.                                                                       444,300            25,713,863
   Pacific Enterprises                                                                  1,160,800            47,375,150
   PacifiCorp                                                                           1,695,900            41,761,538
   PG&E Corp.                                                                           3,000,000            99,000,000
   Pinnacle West Capital Corp.                                                            518,485            23,040,177
   Puget Sound Power & Light Co.                                                          900,000            25,368,750
   SBC Communications                                                                     264,200            11,525,725
   SCANA Corp.                                                                          2,398,500            74,203,594
   Sierra Pacific Resources                                                               350,000            13,146,875
   SIGCORP, Inc.                                                                          787,665            25,156,051
   Southern Co.                                                                         3,276,800            90,726,400
   TECO Energy, Inc.                                                                    2,900,400            81,936,300
   Texas Utilities Co.                                                                  1,162,750            45,710,609
   Western Resources, Inc.                                                                827,800            35,388,450
                                                                                                         --------------
   Total Common Stocks (Cost $1,298,654,048)                                                              1,760,629,483
                                                                                                         --------------
   Preferred Stocks  5.6%
   AES Trust I, Series A, 5.375%, 3/31/27 cvt. pfd.                                       400,000            31,950,000
  cCMS Energy Trust I, 7.75%, cvt. pfd.                                                   705,000            44,547,188
   MCN Financing III, 8.00%, 5/16/00, cvt. pfd.                                           108,400             6,233,000
   Nortel Inversora, SA, 10.00%, cvt. pfd., MEDS (Argentina)                              650,000            41,275,000
                                                                                                         --------------
   Total Preferred Stocks (Cost $87,231,042)                                                                124,005,188
                                                                                                         --------------

                                                                                      PRINCIPAL
                                                                                        AMOUNT
                                                                                      ---------
   Corporate Bonds  12.4%
   Alabama Power Co., 8.75%, 12/01/21                                                 $ 8,204,000             8,688,660
   Alabama Power Co., 8.50%, 5/01/22                                                    4,950,000             5,257,479
   Arizona Public Service Co., 10.25%, 5/15/20                                         10,500,000            11,687,897
   Arizona Public Service Co., 9.00%, 12/15/21                                         14,500,000            16,084,386
   Commonwealth Edison Co., 8.875%, 10/01/21                                            2,000,000             2,114,454
   Commonwealth Edison Co., 8.50%, 7/15/22                                              5,000,000             5,399,355
   Commonwealth Edison Co., 8.375%, 9/15/22                                            10,000,000            10,627,980
   Consolidated Edison Inc., 7.10%, 2/01/28                                            15,000,000            15,059,850
   Duquesne Light Co., 8.375%, 5/15/24                                                  5,000,000             5,276,075
   Enron Corp., 7.00%, 8/15/23                                                         19,000,000            18,736,736
   Gulf States Utilities Co., 9.72%, 7/01/98                                            1,185,000             1,192,455
   Illinois Power Co., 8.00%, 2/15/23                                                 $10,000,000          $ 10,391,730
   Itron, Inc., cvt., 144A, 6.75%, 3/31/04                                             10,000,000            10,600,000
   Long Island Lighting Co., 9.75%, 5/01/21                                            10,000,000            10,271,130
   Louisiana Power & Light Co., 8.50%, 7/01/22                                         10,000,000            10,395,700
   Midland CoGeneration Venture, 10.33%, 7/23/02                                       10,726,782            11,600,790
   Niagara Mohawk Power Corp., 9.50%, 3/01/21                                           7,500,000             7,973,557
   Niagara Mohawk Power Corp., 8.75%, 4/01/22                                           5,000,000             5,349,264
   Northwest Pipeline Corp., 7.125%, 12/01/25                                           3,000,000             3,063,723
   Ohio Edison Co., 8.75%, 6/15/22                                                      8,000,000             8,508,424
   Pacific Bell, 7.75%, 9/15/32                                                        10,000,000            10,483,450
   Pacific Bell, 7.50%, 2/01/33                                                        10,000,000            10,309,260
   Panhandle Eastern Co., 7.20%, 8/15/24                                               20,000,000            19,855,640
   Philadelphia Electric Co., 8.75%, 4/01/22                                           15,000,000            15,879,210
   Texas Utilities Co., 8.75%, 11/01/23                                                10,000,000            10,945,220
   Texas Utilities Co., 8.50%, 8/01/24                                                 10,000,000            10,637,480
   US West Communications Group, 6.875%, 9/15/33                                       16,000,000            15,470,720
                                                                                                         --------------
   Total Corporate Bonds (Cost $258,103,156)                                                                271,860,625
                                                                                                         --------------
   Total Long Term Investments (Cost $1,643,988,246)                                                      2,156,495,296
                                                                                                         --------------
  hRepurchase Agreement 1.3%
   Joint Repurchase Agreement, 5.819%, 4/01/98 (Maturity Value $27,591,637)
    (Cost $27,587,178)                                                                 27,587,178            27,587,178
    BancAmerica Robertson Stephens (Maturity Value $2,277,690)
    Barclays Capital Group, Inc. (Maturity Value $2,277,690)
    Bear, Stearns & Co., Inc. (Maturity Value $1,242,450)
    BT Alex Brown, Inc. (Maturity Value $414,150)
    Chase Securities, Inc. (Maturity Value $2,224,161)
    CIBC Wood Gundy Securities Corp. (Maturity Value $3,211,666)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,277,690)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,277,690)
    Greenwich Capital Markets, Inc. (Maturity Value $2,277,690)
    Morgan Stanley Dean Witter & Co. (Maturity Value $2,277,690)
    Paribas Corp. (Maturity Value $2,277,690)
    SBC Warburg Dillon Read, Inc. (Maturity Value $2,277,690)
    UBS Securities, L.L.C. (Maturity Value $2,277,690)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                         --------------
   Total Investments (Cost $1,671,575,424) 99.6%                                                          2,184,082,474
   Other Assets, less Liabilities .4%                                                                         8,954,769
                                                                                                         --------------
   Net Assets 100.0%                                                                                     $2,193,037,243
                                                                                                         ==============

PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security



aNon-income producing
cSee Note 7 regarding restricted securities.
hSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.
Financial Highlights

Franklin Income Fund

                                                  Six Months Ended
                                                   March 31, 1998                  YEAR ENDED SEPTEMBER 30,
                                                                       -------------------------------------------------
CLASS I                                              (UNAUDITED)       1997       1996     1995****     1994       1993
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $2.49          $2.30      $2.30     $2.22       $2.46      $2.25
                                                      ------------------------------------------------------------------
Income from investment operations:
 Net investment income                                    .09            .18        .19       .18         .17        .18
 Net realized and unrealized gains (losses)               .11            .20        .02       .11        (.20)       .23
                                                      ------------------------------------------------------------------
Total from investment operations                          .20            .38        .21       .29        (.03)       .41
                                                      ------------------------------------------------------------------
Less distributions from:
 Net investment income                                   (.09)          (.18)      (.18)     (.18)       (.18)      (.19)
 Net realized gains                                      (.03)          (.01)      (.03)     (.03)       (.03)      (.01)
                                                      ------------------------------------------------------------------
Total distributions                                      (.12)          (.19)      (.21)     (.21)       (.21)      (.20)
                                                      ------------------------------------------------------------------
Net asset value, end of period                          $2.57          $2.49      $2.30     $2.30       $2.22      $2.46
                                                      ==================================================================

Total return*                                            8.22%         17.31%      9.43%    14.00%      (1.52%)    18.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $8,316,907  $7,738,746  $6,780,153  $5,885,788  $4,891,505  $3,935,444
Ratios to average net assets:
 Expenses                                                 .71%**         .72%       .70%      .71%        .64%       .54%
 Net investment income                                   6.83%**        7.45%      8.27%     8.26%       7.37%      7.84%
Portfolio turnover rate                                  7.49%         16.15%     25.29%    58.64%      23.37%     25.41%
Average commission rate paid ***                         $.0516         $.0498     $.0518      --          --         --



CLASS II
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                    $2.49        $2.30        $2.30        $2.18
                                                     ------------------------------------------------
Income from investment operations:
 Net investment income                                    .08          .16          .17          .08
 Net realized and unrealized gains                        .11          .21          .03          .11
                                                     ------------------------------------------------
Total from investment operations                          .19          .37          .20          .19
                                                     ------------------------------------------------
Less distributions from:
 Net investment income                                   (.08)        (.17)        (.17)        (.07)
 Net realized gains                                      (.03)        (.01)        (.03)          --
                                                     ------------------------------------------------
Total distributions                                      (.11)        (.18)        (.20)        (.07)
                                                     ------------------------------------------------
Net asset value, end of period                          $2.57        $2.49        $2.30        $2.30
                                                     ================================================

Total return*                                            7.93%       16.72%        8.86%        8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $949,100      $695,355     $343,314     $65,822
Ratios to average net assets:
 Expenses                                                1.22%**      1.22%        1.21%        1.23%**
 Net investment income                                   6.36%**      6.96%        7.84%        7.89%**
Portfolio turnover rate                                  7.49%       16.15%       25.29%       58.64%
Average commission rate paid ***                         $.0516       $.0498       $.0518         --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
***Relates to purchases and sales of equity securities. Prior to September 30, 1996 disclosure of average commission rate was not required.
****For the period May 1, 1995 (effective  date) to September 30, 1995 for Class
II.



                                                              Six Months Ended
                                                               March 31, 1998     YEAR ENDED SEPTEMBER 30,
                                                                                  ------------------------
ADVISOR CLASS                                                    (UNAUDITED)              1997****
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                $2.48                 $2.34
                                                                 -----------------------------------------
Income from investment operations:
 Net investment income                                                .09                   .14
 Net realized and unrealized gains                                    .11                   .14
                                                                 -----------------------------------------
Total from investment operations                                      .20                   .28
                                                                 -----------------------------------------
Less distributions from:
 Net investment income                                               (.09)                 (.14)
 Net realized gains                                                  (.03)                   --
Total distributions                                                  (.12)                 (.14)
                                                                 -----------------------------------------
Net asset value, end of period                                      $2.56                 $2.48
                                                                 =========================================

Total return*                                                        8.33%                12.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                  $15,452               $13,318
Ratios to average net assets:
 Expenses                                                             .56%**                .57%**
 Net investment income                                               7.04%**               7.58%**
Portfolio turnover rate                                              7.49%                16.15%
Average commission rate paid ***                                     $.0516                $.0498

*Total return is not annualized.
**Annualized
***Relates to purchases and sales of equity securities.
****For the period January 2, 1997 (effective date) to September 30, 1997.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments, March 31, 1998 (unaudited)

                                                                                         SHARES/
 INCOME FUND                                                                             WARRANTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   a,c,eCommon Stocks  30.9%
   Apparel/Textiles  .2%
   a,c,eBibb Co.                                                                        2,097,122          $ 20,184,799
                                                                                                         --------------
   Automotive  .3%
   General Motors Corp.                                                                   450,000            30,346,875
                                                                                                         --------------
   Computer/Technology  .2%
   a,eAnacomp, Inc.                                                                       949,600            14,481,400
                                                                                                         --------------
   Consumer Products  1.7%
   Philip Morris Cos., Inc.                                                             3,300,000           137,568,750
   RJR Nabisco Holdings Corp.                                                             600,000            18,787,500
                                                                                                         --------------
                                                                                                            156,356,250
                                                                                                         --------------
   Energy/Energy Services  2.7%
   Athabasca Oil Sands Trust (Canada)                                                   2,700,000            37,970,678
   Atlantic Richfield Co.                                                                 450,000            35,381,250
   Canadian Oil Sands Trust Units (Canada)                                              2,400,000            37,801,920
   Energy Group, Plc., Sponsored ADR (United Kingdom)                                     237,500            13,374,219
   Occidental Petroleum Corp.                                                           1,076,449            31,553,411
   Pioneer Natural Resources Co.                                                        1,200,015            29,850,373
   aSanta Fe Energy Resources, Inc.                                                     1,122,805            12,350,855
   Snyder Oil Corp.                                                                       109,287             2,226,723
   Texaco, Inc.                                                                           500,000            30,125,000
   Ultramar Diamond Shamrock Corp.                                                        625,000            22,031,250
                                                                                                         --------------
                                                                                                            252,665,679
                                                                                                         --------------
   Metals/Mining  1.0%
   Anglo American Platinum Corp., Ltd., ADR (South Africa)                                943,691            14,513,968
   Anglogold, Ltd., ADR (South Africa)                                                  3,000,000            12,750,000
   DeBeers Consolidated Mines, Ltd., ADR (South Africa)                                   100,000             2,193,750
   Driefontein Consolidated, Ltd., Sponsored ADR (South Africa)                           700,000             4,462,500
   Free State Consolidated Gold Mines, Ltd., ADR (South Africa)                         3,525,000            16,303,125
   Freeport-McMoRan Copper & Gold, Inc., Class A                                          705,000            13,174,687
   Impala Platinum Holdings, Ltd., ADR (South Africa)                                   1,184,200            13,160,370
   Samancor, Ltd., ADR (South Africa)                                                     300,000             1,443,750
   St. Helena Gold Mines, Ltd., ADR (South Africa)                                        187,500               445,313
   Western Deep Levels, Ltd., ADR (South Africa)                                          700,000            14,962,500
                                                                                                         --------------
                                                                                                             93,409,963
                                                                                                         --------------
   Real Estate Investment Trusts  .3%
   Meditrust Corp.                                                                        720,960            22,259,640
                                                                                                         --------------
   Telecommunications  1.0%
   US West Communications Group                                                         1,700,000            93,075,000
                                                                                                         --------------
   Utilities  23.5%
   American Electric Power Co., Inc.                                                    2,200,000           110,550,000
   Central & South West Corp.                                                           3,800,000           101,650,000
   CINergy Corp.                                                                        2,400,000            88,800,000
   Conectiv, Inc.                                                                       2,800,000            61,425,000
   Dominion Resources, Inc.                                                             2,500,000           105,000,000
   Edison International                                                                 3,100,000            91,062,500
   Enova Corp.                                                                          3,000,000            83,812,500
   Entergy Corp.                                                                        3,700,000           110,075,000
   FirstEnergy Corp.                                                                    2,100,000            64,706,250
   Florida Progress Corp.                                                               2,722,800           113,506,725
   FPL Group, Inc.                                                                      1,400,000            89,950,000
   GPU, Inc.                                                                            1,700,000            75,225,000
   Hawaiian Electric Industries, Inc.                                                     610,000            25,315,000
   Houston Industries, Inc.                                                             1,900,000            54,625,000
   Long Island Lighting Co.                                                             1,800,000            56,700,000
   MidAmerican Energy Holdings Co.                                                      1,776,600            40,306,613
   Nevada Power Co.                                                                       825,000            22,068,750

   Utilities (cont.)
   New Century Energies, Inc.                                                           1,805,000          $ 90,926,875
   New England Electric System                                                          1,900,000            86,806,250
   New York State Electric & Gas Corp.                                                  1,000,000            39,875,000
   Northern States Power Co.                                                            1,010,000            59,590,000
   PacifiCorp                                                                             525,000            12,928,125
   PECO Energy Co.                                                                      3,000,000            66,375,000
   PG&E Corp.                                                                           3,200,000           105,600,000
   Potomac Electric Power Co.                                                           2,100,000            52,631,250
   Public Service Enterprise Group, Inc.                                                2,350,000            89,006,250
   SCANA Corp.                                                                            800,000            24,750,000
   Southern Co.                                                                         2,700,000            74,756,250
   Texas Utilities Co.                                                                  2,400,000            94,350,000
   Western Resources, Inc.                                                              2,075,000            88,706,250
                                                                                                         --------------
                                                                                                          2,181,079,588
                                                                                                         --------------
   Total Common Stocks (Cost $2,151,471,431)                                                              2,863,859,194
                                                                                                         --------------
   Preferred Stocks  11.2%
   Cable Systems  .5%
   CSC Holdings, Inc., 8.50% cvt. pfd., Series I                                          950,000            48,806,250
                                                                                                         --------------
   Consumer Products  .1%
   Pantry Pride, Inc., $14.875 pfd., Series B                                              75,000             7,528,125
                                                                                                         --------------
   Energy/Energy Services 4.4%
   Devon Financing Trust, $3.25 cvt. pfd., 144A                                           570,000            39,864,375
   Enron Corp., 6.25% cvt. pfd.                                                         2,150,000            47,568,750
   EVI Inc., 5.00% cvt. pfd., 144A                                                      1,200,000            54,000,000
   Lomak Financing Trust, 5.75% cvt. pfd., 144A                                           750,000            35,437,500
   McDermott International, Inc., $2.875 cvt. pfd., Series C, 144A                      1,100,000            65,518,750
   Nuevo Energy Co., 5.75% cvt. pfd., Series A                                          1,315,000            64,599,375
   Patina Oil & Gas Corp., 7.125% cvt. pfd.                                               158,100             4,535,494
                                                                                                         --------------
                                                                                                            311,524,244
                                                                                                         --------------
   Lodging  .7%
   Host Marriott Corp., 6.75% cvt. pfd., 144A                                           1,100,000            62,975,000
                                                                                                         --------------
   Media & Broadcasting  .4%
   Time Warner, Inc., 10.25% pfd., Series M                                                35,691            39,929,077
                                                                                                         --------------
   Metals/Mining  1.2%
   Amax Gold, Inc., $3.75 cvt. pfd., Series B                                             650,000            30,062,500
   Armco, Inc., $3.625 cum. cvt. pfd., Series A                                           300,000            15,225,000
   Armco, Inc., $4.50 cvt. pfd., Class B                                                  114,200             5,852,750
   Battle Mountain Gold Co., $3.25 cvt. pfd.                                              295,000            13,975,625
   Coeur D'Alene Mines Corp., 7.00% cvt. pfd.                                             600,000             9,150,000
   Cyprus Minerals, $4.00 cvt. pfd., Series A                                             200,000             9,700,000
   Freeport-McMoRan, Inc., 8.75% cvt. pfd., Series B                                      400,000             9,475,000
   Hecla Mining Co., $3.50 cvt. pfd., Series B                                            375,000            16,875,000
                                                                                                         --------------
                                                                                                            110,315,875
                                                                                                         --------------
   Paper & Forest Products  .6%
   Asia Pulp & Paper Co. Ltd., 12.00% pfd. (Indonesia)                                 60,000,000            50,550,000
                                                                                                         --------------
   Real Estate Investment Trusts  2.3%
   FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A                                 1,800,000            52,200,000
   Glenborough Realty Trust, 7.75%, cvt. pfd., Series A                                 2,350,000            61,393,750
   Security Capital Industrial Trust, 7.00% cvt. pfd.                                     800,000            26,000,000
   Security Capital Pacific Trust, $1.75 cvt. pfd., Series A                            1,040,000            33,670,000
   Vornado Realty Trust, 6.50% cvt. pfd. Series A                                         700,000            43,487,500
                                                                                                         --------------
                                                                                                            216,751,250
                                                                                                         --------------
   Telecommunications  1.0%
   Nortel Inversora, SA, 10.00% cvt. pfd. MEDS (Argentina)                              1,200,000          $ 76,200,000
   Nortel Inversora, SA, ADR, variable cvt. pfd., Series B (Argentina)                    504,000            14,553,000
                                                                                                         --------------
                                                                                                             90,753,000
                                                                                                         --------------
   Utilities  1.0%
   cCMS Energy Trust I, 7.75% cvt. pfd.                                                 1,600,000           101,100,000
                                                                                                         --------------
   Total Preferred Stocks (Cost $914,113,699)                                                             1,040,232,821
                                                                                                         --------------
   Partnership Units  .1%
   BP Prudhoe Bay Royalty Trust (Cost $13,670,957)                                        500,000             7,343,750
                                                                                                         --------------
   Warrants
   a,cBoardwalk Casino, Inc.                                                            1,281,869             1,620,282
   aSecurity Capital Group                                                                121,485               402,419
                                                                                                         --------------
   Total Warrants (Cost $2,643,855)                                                                           2,022,701
                                                                                                         --------------
   Miscellaneous
   Miscellaneous (Cost $6,362,906)                                                        355,508             4,004,517
                                                                                                         --------------
   Total Common Stocks, Preferred Stocks, Partnership Units, Warrants and Miscellaneous
    (Cost $3,088,262,848)                                                                                 3,917,462,983
                                                                                                         --------------

                                                                                       PRINCIPAL
                                                                                        AMOUNT*
                                                                                       ---------
   Corporate Bonds  25.3%
   Apparel/Textiles  1.4%
   Consoltex Group, Inc., senior sub. notes, Series B, 11.00%, 10/01/03              $ 50,000,000            53,000,000
   Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02                                 35,000,000            36,225,000
   Polysindo International Finance Co., secured notes, 11.375%, 6/15/06 (Indonesia)    13,000,000             8,352,500
   The William Carter Co., senior sub. notes, Series A, 10.375%, 12/01/06               6,000,000             6,450,000
   Westpoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05                         25,000,000            26,562,500
                                                                                                         --------------
                                                                                                            130,590,000
                                                                                                         --------------
   Automotive  .8%
   Collins & Aikman Corp., senior sub. notes., 11.50%, 4/15/06                         35,000,000            39,550,000
   Exide Corp., cvt. sub. notes, 144A, 2.90%, 12/15/05                                 30,000,000            18,450,000
   bHarvard Industries, Inc., senior notes, 11.125%, 8/01/05                           50,000,000            18,750,000
                                                                                                         --------------
                                                                                                             76,750,000
                                                                                                         --------------
   Biotechnology  .2%
   Centocor, Inc., Eurobonds, cvt. sub. deb., 6.75%, 10/16/01                          16,500,000            16,500,000
                                                                                                         --------------
   Building Products  .4%
   American Standard, Inc., S.F., senior sub. deb., 9.25%, 12/01/16                     4,272,000             4,442,880
   Inter-City Products Corp., senior notes, 9.75%, 3/01/00                             30,000,000            30,600,000
                                                                                                         --------------
                                                                                                             35,042,880
                                                                                                         --------------
   Cable Systems  1.3%
   Continental Cablevision, Inc., senior sub. deb., 9.50%, 8/01/13                     30,000,000            35,983,200
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23                                40,000,000            44,500,000
   Helicon Group, senior notes, Series B, 11.00%, 11/01/03                             35,000,000            37,887,500
                                                                                                         --------------
                                                                                                            118,370,700
                                                                                                         --------------
   Chemicals  .7%
   Applied Extrusion Technology, senior notes, Series B, 11.50%, 4/01/02               29,000,000            30,885,000
   Uniroyal Chemical Co., senior notes, 10.50%, 5/01/02                                 8,900,000             9,745,500
   Uniroyal Chemical Co., senior sub. notes, 11.00%, 5/01/03                           20,000,000            21,200,000
                                                                                                         --------------
                                                                                                             61,830,500
                                                                                                         --------------
   Computer/Technology  1.1%
   Acclaim Entertainment, Inc., cvt. sub. notes, 10.00%, 3/01/02                     $ 25,000,000          $ 33,125,000
   Anacomp, Inc., senior sub. notes, Series B, 10.875%, 4/01/04                        60,000,000            63,600,000
   Maxtor Corp., cvt. sub. deb., 5.75%, 3/01/12                                         8,000,000             5,640,000
                                                                                                         --------------
                                                                                                            102,365,000
                                                                                                         --------------
   Consumer Products  1.4%
   E&S Holdings Corp., senior sub. notes, Series B, 10.375%, 10/01/06                  32,000,000            26,760,000
   Outsourcing Services Group, senior sub. notes, 144A, 10.875%, 3/01/06               22,000,000            22,550,000
   Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03                   38,500,000            39,847,500
   RJR Nabisco, Inc., notes, 9.25%, 8/15/13                                            35,000,000            39,000,080
                                                                                                         --------------
                                                                                                            128,157,580
                                                                                                         --------------
   Containers & Packaging  1.0%
   Calmar Inc., senior sub. notes, Series B, 11.50%, 8/15/05                           30,000,000            31,950,000
   Packaging Resources, Inc., senior notes, 11.625%, 5/01/03                           38,000,000            37,430,000
   Printpack, Inc., senior sub. notes, Series B, 10.625%, 8/15/06                      15,000,000            16,387,500
   U.S. Can Corp., unsecured senior sub. notes, Series B, 10.125%, 10/15/06             6,000,000             6,450,000
                                                                                                         --------------
                                                                                                             92,217,500
                                                                                                         --------------
   Electrical Equipment  .2%
   Trans-Lux Corp., cvt. sub. notes, 7.50%, 12/01/06                                    8,000,000             9,160,000
   Trench Electric & Trench, Inc., senior sub. deb., 144A, 10.25%, 12/15/07 (Canada)   10,000,000            10,187,500
                                                                                                         --------------
                                                                                                             19,347,500
                                                                                                         --------------
   Energy/Energy Services  2.4%
   Bellwether Exploration Co., senior sub. notes, 10.875%, 4/01/07                     12,000,000            12,750,000
   Denbury Management, Inc., unsecured senior sub. notes, 9.00%, 3/01/08               41,000,000            40,948,750
   Falcon Drilling, senior sub. notes, Series B, 12.50%, 3/15/05                       15,000,000            17,175,000
   Gerrity Oil & Gas Corp., senior sub. notes, 11.75%, 7/15/04                         40,000,000            43,800,000
   Mesa Operating Co., unsecured senior sub. notes, 10.625%, 7/01/06                    5,000,000             5,875,000
   Oryx Energy Co., cvt. sub. deb., 7.50%, 5/15/14                                     45,000,000            45,112,500
   Plains Resources, Inc., senior sub. notes, 10.25%, 3/15/06                           8,000,000             8,640,000
   Swift Energy Co., cvt. sub. notes, 6.25%,11/15/06                                   50,000,000            49,000,000
                                                                                                         --------------
                                                                                                            223,301,250
                                                                                                         --------------
   Entertainment  .2%
   AMF Bowling Worldwide, Inc., Series B, 10.875%, 3/15/06                             12,000,000            13,275,000
                                                                                                         --------------
   Financial Services  1.1%
   First Nationwide Holdings, Inc., senior sub. notes, 10.625%, 10/01/03               10,000,000            11,300,000
   Fuji JGB Investment, L.L.C., 144A, 9.87% to 6/30/08, variable rate thereafter,
    12/31/49                                                                           36,000,000            35,775,000
   IBJ Preferred Capital Co., L.L.C., 144A, 8.79% to 6/30/08, variable rate
    thereafter, 12/29/49                                                               30,000,000            28,950,000
   Tokai Preferred Capital Co., L.L.C., 144A, 9.98% to 6/30/08, variable rate
    thereafter, 12/29/49                                                               27,000,000            27,388,125
                                                                                                         --------------
                                                                                                            103,413,125
                                                                                                         --------------
   Food & Beverages  2.2%
   Chock Full O'Nuts Corp., S.F., cvt. sub. deb., 8.00%, 9/15/06                        3,446,000             3,635,530
   Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05                       45,000,000            49,725,000
   Del Monte Corp., senior sub. notes, Series B, 12.25%, 4/15/07                       46,000,000            52,325,000
   Doane Products Co., senior notes, 10.625%, 3/01/06                                  21,000,000            22,837,500
   International Home Foods, senior sub. notes, 10.375%, 11/01/06                      30,000,000            33,525,000
   Specialty Foods Corp., senior sub. notes, Series B, 11.25%, 8/15/03                 25,000,000            23,250,000
   Specialty Foods Corp., senior unsecured notes, Series B, 10.25%, 8/15/01            20,000,000            19,900,000
                                                                                                         --------------
                                                                                                            205,198,030
                                                                                                         --------------
   Food Chains  .1%
   bBruno's, Inc., senior sub. notes, 10.50%, 8/01/05                                  60,000,000            11,100,000
                                                                                                         --------------
   Gaming & Leisure 1.9%
   Aztar Corp., senior sub. notes, 11.00%, 10/01/02                                    60,000,000            62,250,000
   Eldorado Resorts, L.L.C., senior sub. notes, 10.50%, 8/15/06                         8,000,000             8,900,000
   Hard Rock Hotel, Inc., senior sub. notes, 144A, 9.25%, 4/01/05                       4,500,000             4,581,563
   Gaming & Leisure (cont.)
   Harveys Casino Resorts, senior sub. notes, 10.625%, 6/01/06                       $ 11,000,000          $ 12,320,000
   Rio Hotel & Casino, Inc., senior sub. notes, 10.625%, 7/15/05                       35,000,000            38,150,000
   Venetian Casino/LV Sands, mortgage notes, 144A, 12.25%, 11/15/04                    47,000,000            48,762,500
                                                                                                         --------------
                                                                                                            174,964,063
                                                                                                         --------------
   Health Care  .5%
   Continucare Corp., cvt. sub. notes, 144A, 8.00%,10/31/02                             9,500,000             9,262,500
   Dade International, Inc., senior sub. notes, 11.125%, 5/01/06                       22,000,000            24,530,000
   Medical Care International, Inc., cvt. sub. deb., 144A, 6.75%, 10/01/06             15,000,000            13,650,000
                                                                                                         --------------
                                                                                                             47,442,500
                                                                                                         --------------
   Industrial Products  1.0%
   Nortek, Inc., senior sub. notes, 9.875%, 3/01/04                                    18,500,000            19,263,125
   RBX Corp., senior sub. notes, Series B, 11.25%, 10/15/05                            60,000,000            53,700,000
   Thermadyne Industries, Inc., senior sub. notes, 10.25%, 5/01/02                      7,393,000             7,725,685
   Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03                           14,500,000            15,623,750
                                                                                                         --------------
                                                                                                             96,312,560
                                                                                                         --------------
   Media & Broadcasting  .1%
   Benedek Broadcasting, senior notes, 11.875%, 3/01/05                                12,250,000            13,873,125
                                                                                                         --------------
   Metals  1.9%
   Armco Steel, Inc., senior notes, 9.375%, 11/01/00                                    5,000,000             5,200,000
   Ashanti Capital, Ltd., cvt. notes, 5.50%, 3/15/03 (Ghana)                           50,000,000            38,000,000
   Coeur D' Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02                      900,000               738,000
   Coeur D' Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04                         20,000,000            17,900,000
   FMC Corp., Eurobonds, cvt. senior sub. deb., 6.75%, 1/16/05                         13,020,000            12,434,100
   Jorgensen, Earle M. Co., senior notes, 10.75%, 3/01/00                              50,000,000            51,687,500
   Republic Engineered Steel Co., first mortgage, 9.875%, 12/15/01                     50,000,000            50,812,500
                                                                                                         --------------
                                                                                                            176,772,100
                                                                                                         --------------
   Paper & Forest Products  1.5%
   Four M Corp., senior notes, Series B, 12.00%, 6/01/06                               30,000,000            31,800,000
   Riverwood International, senior sub. notes, 10.875%, 4/01/08                        60,000,000            60,600,000
   Tjiwa Kimia Finance Mauritius, senior unsecured notes, 10.00%, 8/01/04 (Indonesia)  60,000,000            49,350,000
                                                                                                         --------------
                                                                                                            141,750,000
                                                                                                         --------------
   Pharmaceuticals  .4%
   ICN Pharmaceuticals, Inc., senior notes, Series B, 9.25%, 8/15/05                   37,000,000            39,960,000
                                                                                                         --------------
   Pollution Control  .2%
   Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15                        21,000,000            17,456,250
                                                                                                         --------------
   Real Estate Development .1%
   Rouse Co., cvt. sub. deb., 5.75%, 7/23/02                                            9,000,000            10,023,750
                                                                                                         --------------
   Real Estate Investment Trusts .6%
   Macerich Co., cvt. sub. notes, 144A, 7.25%, 12/15/02                                55,000,000            56,375,000
                                                                                                         --------------
   Retail .1%
   Drug Emporium, Inc., cvt. sub. deb., 7.75%, 10/01/14                                 9,000,000             7,852,500
                                                                                                         --------------
   Shipping Services  .1%
   First Wave Marine, Inc., senior notes, 11.00%, 02/01/08                              8,000,000             8,360,000
                                                                                                         --------------
   Telecommunications  .3%
   Paging Network, senior sub. notes, 10.125%, 8/01/07                                 25,000,000            26,375,000
                                                                                                         --------------
   Utilities  2.1%
   ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa)                          975,837,500  ZAR      169,353,025
   Midland CoGeneration Venture, deb., Series C-91, 10.33%, 7/23/02                     5,692,503             6,156,322
   Midland Funding Corp I, deb., Series C-94, 10.33%, 7/23/02                          11,033,262            11,932,241
   Texas-New Mexico Power Co., secured deb., 10.75%, 9/15/03                            6,000,000             6,531,828
                                                                                                         --------------
                                                                                                            193,973,416
                                                                                                         --------------
   Total Corporate Bonds (Cost $2,363,549,642)                                                            2,348,949,329
                                                                                                         --------------
   U.S. Government Securities  12.9%
   U.S. Treasury Bonds, 6.00% - 7.125%, 2/15/23 - 2/15/26                          $1,031,000,000        $1,086,208,156
   U.S. Treasury Notes, 6.375%, 8/15/02                                               110,000,000           112,956,360
                                                                                                         --------------
   Total U.S. Government Securities (Cost $1,107,377,580)                                                 1,199,164,516
                                                                                                         --------------
   Foreign Government Securities  10.3%
   Republic of Argentina PAR, step coupon, 5.50%, 3/31/23                             520,000,000           398,125,000
   Republic of Brazil - EI, floating rate deb., 6.875%, 4/15/06                       230,300,000           207,701,813
   Republic of Brazil - IDU, variable rate deb., Series A, 6.875%, 1/01/01             42,175,000            41,199,703
   Republic of Brazil PAR Z-L, variable rate collateralized deb., 5.25%, 4/15/24      280,000,000           211,050,000
   Republic of South Africa, 12.00%, 2/28/05                                          515,000,000  ZAR       97,767,216
                                                                                                         --------------
   Total Foreign Government Securities (Cost $808,689,332)                                                  955,843,732
                                                                                                         --------------
   Zero Coupon/Step-up Bonds  3.0%
   AMF Bowling Worldwide, Inc., senior disc. notes, Series B, zero coupon to 3/15/01,
    12.25% thereafter, 3/15/06                                                         23,294,000            18,984,610
   APP Finance VI Mauritius, cvt. bond, 11/18/12 (Indonesia)                          150,000,000            39,187,500
   Marcus Cable Co., senior disc. notes, zero coupon to 6/15/00, 14.25%
    thereafter, 12/15/05                                                               75,000,000            68,343,750
   Mesa Operating Co., unsecured senior sub. notes, zero coupon to 7/01/01, 11.625%
    thereafter, 7/01/06                                                                15,000,000            12,525,000
   Nextel Communications Inc., senior disc. notes, 144A, zero coupon to 2/15/03,
    9.95% thereafter, 2/15/08                                                          86,500,000            55,143,750
   Nextel Communications Inc., senior disc. notes, 144A, zero coupon to 4/15/03,
    12.125 % thereafter, 4/15/08                                                       50,000,000            30,125,000
   Revlon Worldwide Corp., senior disc. notes, Series B, 3/15/01                       50,000,000            38,312,500
   Uniroyal Chemical Co. Investors, disc. notes, zero coupon to 5/1/98, 12.00%
    thereafter, 5/01/05                                                                12,000,000            11,970,000
                                                                                                         --------------
   Total Zero Coupon/Step-up Bonds (Cost $250,044,494)                                                      274,592,110
                                                                                                         --------------
   Total Long Term Investment (Cost $7,617,923,896)                                                       8,696,012,670
                                                                                                         --------------
 hRepurchase Agreements  5.1%
   Joint Repurchase Agreement, 5.819%, 4/01/98, (Maturity Value $476,480,395)
    (Cost $476,403,390)                                                               476,403,390           476,403,390
    BancAmerica Robertson Stephens (Maturity Value $39,333,457)
    Barclays Capital Group, Inc. (Maturity Value $39,333,457)
    Bear, Stearns & Co., Inc. (Maturity Value $21,455,911)
    BT Alex Brown, Inc. (Maturity Value $7,151,970)
    Chase Securities, Inc. (Maturity Value $38,409,084)
    CIBC Wood Gundy Securities Corp. (Maturity Value $55,462,317)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $39,333,457)
    Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $39,333,457)
    Greenwich Capital Markets, Inc. (Maturity Value $39,333,457)
    Morgan Stanley Dean Witter & Co. (Maturity Value $39,333,457)
    Paribas Corp. (Maturity Value $39,333,457)
    SBC Warburg Dillon Read, Inc. (Maturity Value $39,333,457)
    UBS Securities, L.L.C. (Maturity Value $39,333,457)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                         --------------
   Total Investments (Cost $8,094,327,286)  98.8%                                                         9,172,416,060
   Other Assets, less Liabilities  1.2%                                                                     109,043,070
                                                                                                         --------------
   Net Assets  100.0%                                                                                    $9,281,459,130
                                                                                                         ==============

CURRENCY ABBREVIATIONS:
ZAR - South African Rand

PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security



*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 6 regarding defaulted securities.
cSee Note 7 regarding restricted securities.
eThe Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at March, 31 1998 were $34,666,199.
hSee Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Financial Highlights

Franklin U.S. Government Securities Fund

                                                      Six Months Ended
                                                       March 31, 1998              YEAR ENDED SEPTEMBER 30,
                                                                       -------------------------------------------------
CLASS I                                                  (UNAUDITED)   1997       1996     1995****     1994       1993
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $6.89      $6.72      $6.87     $6.51       $7.20      $7.26
                                                          --------------------------------------------------------------
Income from investment operations:
 Net investment income                                        .23        .48        .49       .50         .50        .56
 Net realized and unrealized gains (losses)                   .01        .17       (.15)      .35        (.68)      (.06)
                                                          --------------------------------------------------------------
Total from investment operations                              .24        .65        .34       .85        (.18)       .50
                                                          --------------------------------------------------------------
Less distributions from net investment income                (.23)      (.48)      (.49)     (.49)       (.51)      (.56)
                                                          --------------------------------------------------------------
Net asset value, end of period                              $6.90      $6.89      $6.72     $6.87       $6.51      $7.20
                                                          ==============================================================

Total return*                                                3.60%     10.08%      5.15%    13.56%      (2.75%)     6.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                       $9,126,465 $9,350,751 $10,129,483 $11,101,605 $11,668,747 $14,268,516
Ratios to average net assets:
 Expenses                                                     .66%**     .64%       .61%      .61%        .55%       .52%
 Net investment income                                       6.74%**    7.01%      7.18%     7.50%       7.37%      7.71%
Portfolio turnover rate+                                     9.33%      1.74%      8.01%     5.48%      18.28%     43.10%



CLASS II
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                        $6.87        $6.70        $6.85        $6.67
                                                          ------------------------------------------------
Income from investment operations:
 Net investment income                                        .21          .44          .45          .21
 Net realized and unrealized gains (losses)                   .01          .17         (.15)         .16
                                                          ------------------------------------------------
Total from investment operations                              .22          .61          .30          .37
                                                          ------------------------------------------------
Less distributions from net investment income                (.21)        (.44)        (.45)        (.19)
                                                          ------------------------------------------------
Net asset value, end of period                              $6.88        $6.87        $6.70        $6.85
                                                          ================================================

Total return*                                                3.32%        9.48%        4.55%        5.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                          $171,504      $120,818     $57,657      $11,695
Ratios to average net assets:
 Expenses                                                    1.20%**      1.20%        1.17%        1.18%**
 Net investment income                                       6.20%**      6.44%        6.80%        6.48%**
Portfolio turnover rate+                                     9.33%        1.74%        8.01%        5.48%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized
****For the period May 1, 1995 (effective  date) to September 30, 1995 for Class
II.
+Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



                                                               Six Months Ended
                                                                March 31, 1998      YEAR ENDED SEPTEMBER 30,
                                                                                    ------------------------
ADVISOR CLASS                                                     (UNAUDITED)               1997****
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                 $6.90                  $6.76
                                                                  ------------------------------------------
Income from investment operations:
 Net investment income                                                 .24                    .38
 Net realized and unrealized gains                                     .01                    .12
                                                                  ------------------------------------------
Total from investment operations                                       .25                    .50
                                                                  ------------------------------------------
Less distributions from net investment income                         (.24)                  (.36)
                                                                  ------------------------------------------
Net asset value, end of period                                       $6.91                  $6.90
                                                                  ==========================================

Total return*                                                         3.65%                  7.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $21,041                $14,469
Ratios to average net assets:
 Expenses                                                              .56%**                 .56%**
 Net investment income                                                6.84%**                7.01%**
Portfolio turnover rate+                                              9.33%                  1.74%

*Total return is not annualized.
**Annualized
****For the period January 2, 1997 (effective date) to September 30, 1997.
+Maturity of U.S. government issues and the reinvestment of the proceeds thereof are considered as purchases and sales of securities in computing the portfolio turnover rate.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Statement of Investments, March 31, 1998 (unaudited)

                                                                                       PRINCIPAL
 U.S. GOVERNMENT SECURITIES FUND                                                        AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
  aGovernment National Mortgage Association (GNMA)  98.4%
  fGNMA I, SF, 6.00%, 9/15/23 - 4/01/28                                              $ 78,772,577          $ 76,546,867
  fGNMA I, SF, 6.50%, 3/15/03 - 4/01/28                                             1,429,580,344         1,420,582,530
   GNMA II, 6.50%, 6/20/24 - 2/20/28                                                  388,519,201           383,902,346
   GNMA I, SF, 6.75%, 3/15/26 - 5/15/26                                                 3,529,785             3,525,479
   GNMA PL, 6.75%, 1/15/34                                                             36,054,600            36,080,561
   GNMA I, SF, 7.00%, 4/15/16 - 12/15/26                                            1,837,124,493         1,862,691,999
   GNMA II, 7.00%, 3/20/24 - 10/20/27                                                 403,744,706           407,606,847
   GNMA PL, 7.00%, 9/15/35                                                              8,950,197             9,073,084
   GNMA I, SF, 7.25%, 10/15/25 - 1/15/26                                                8,323,990             8,444,132
   GNMA PL, 7.375%, 4/15/29                                                            35,061,471            35,611,235
   GNMA PL, 7.425%, 7/15/29                                                            20,982,143            21,021,003
   GNMA I, SF, 7.50%, 6/15/05 - 9/15/27                                             1,384,640,266         1,426,269,361
   GNMA II, 7.50%, 10/20/22 - 12/20/26                                                276,734,382           283,749,793
   GNMA PL, 7.75%, 10/15/12                                                             5,466,226             5,671,046
   GNMA I, SF, 8.00%, 10/15/07 - 5/15/26                                            1,094,935,555         1,143,239,013
   GNMA II, 8.00%, 8/20/16 - 10/20/26                                                  79,988,983            82,622,263
   GNMA PL, 8.00%, 7/15/23 - 5/15/32                                                   38,055,320            39,717,077
   GNMA I, GPM, 8.25%, 3/15/17 - 11/15/17                                               6,692,621             7,037,559
   GNMA PL, 8.25%, 2/15/28                                                             12,904,508            13,749,755
   GNMA I, SF, 8.50%, 5/15/16 - 11/15/24                                              252,756,542           267,994,186
   GNMA II, 8.50%, 4/20/16 - 6/20/25                                                   47,943,755            50,355,774
   GNMA II, GPM, 8.75%, 3/20/17 - 7/20/17                                               1,133,076             1,215,588
   GNMA I, SF, 9.00%, 10/15/04 - 7/15/23                                              304,388,972           330,001,141
   GNMA II, 9.00%, 5/20/16 - 11/20/21                                                  16,159,426            17,326,678
   GNMA I, GPM, 9.25%, 5/15/16 - 1/15/17                                                4,632,258             5,044,003
   GNMA I, SF, 9.50%, 5/15/09 - 2/15/23                                               166,165,884           181,829,729
   GNMA II, 9.50%, 9/20/15 - 4/20/25                                                   15,154,720            16,392,329
   GNMA I, GPM, 10.00%, 11/15/09 - 11/15/13                                             5,478,924             6,010,944
   GNMA I, SF, 10.00%, 4/15/12 - 4/15/25                                              197,164,920           217,678,839
   GNMA II, 10.00%, 8/20/13 - 3/20/21                                                  23,085,993            25,195,888
   GNMA I, GPM, 10.25%, 2/15/16 - 2/15/21                                               2,368,340             2,609,864
   GNMA I, SF, 10.50%, 4/15/98 - 10/15/21                                             141,646,357           157,701,561
   GNMA II, 10.50%, 9/20/13 - 3/20/21                                                  38,428,434            41,939,079
   GNMA I, GPM, 11.00%, 12/15/09 - 3/15/11                                              9,423,489            10,479,998
   GNMA I, SF, 11.00%, 1/15/01 - 5/15/21                                              118,553,671           133,177,176
   GNMA II, 11.00%, 7/20/13 - 1/20/21                                                  10,232,252            11,298,040
   GNMA I, GPM, 11.25%, 6/15/13 - 1/15/16                                               4,591,585             5,186,577
   GNMA I, GPM, 11.50%, 3/15/10 - 6/15/13                                               1,742,154             1,979,775
   GNMA I, SF, 11.50%, 2/15/13 - 12/15/17                                              25,226,962            28,903,379
   GNMA II, GPM, 11.50%, 7/20/13 - 1/20/14                                                134,015               151,808
   GNMA II, 11.50%, 8/20/13 - 4/20/18                                                   1,825,459             2,052,405
   GNMA I, GPM, 11.75%, 7/15/13 - 12/15/15                                                936,367             1,068,666
   GNMA I, GPM, 12.00%, 10/15/10 - 3/15/13                                                463,912               529,112
   GNMA I, SF, 12.00%, 5/15/11 - 8/15/19                                              116,101,060           133,715,719
   GNMA II, 12.00%, 9/20/13 - 2/20/16                                                   5,334,289             6,026,147
   GNMA I, GPM, 12.50%, 4/15/10 - 10/15/12                                                914,533             1,047,143
   GNMA I, SF, 12.50%, 1/15/10 - 8/15/18                                              103,610,115           120,002,368
   GNMA II, 12.50%, 9/20/13 - 11/20/15                                                  4,646,786             5,296,501
   GNMA I, GPM, 12.75%, 11/15/13 - 6/15/15                                                 58,207                67,536
   GNMA I, SF, 13.00%, 7/15/10 - 1/15/16                                               97,057,255           113,704,659
   GNMA II, 13.00%, 10/20/13 - 9/20/15                                                  3,029,391             3,497,340
                                                                                                         --------------
   Total Government National Mortgage Association (GNMA) (Cost $8,960,201,133)                            9,166,621,902
                                                                                                         --------------
   U.S. Government Securities 1.1%
   U.S. Treasury Bonds, 6.00%, 2/15/26 (Cost $96,343,750)                             100,000,000            99,843,800
                                                                                                         --------------
   Total Long Term Investments (Cost $9,056,544,883)                                                      9,266,465,702
                                                                                                         --------------
  dU.S. Treasury Bills, 4.985% - 5.39%, 4/02/98 - 5/14/98                                                  $ 91,532,443
   U.S. Treasury Notes, 5.875%, 4/30/98                                                                      30,018,780
                                                                                                         --------------
   Total Short Term Investments (Cost $121,572,077)                                                         121,551,223
                                                                                                         --------------
   Total Investments (Cost $9,178,116,960)  100.8%                                                        9,388,016,925
   Other Assets, less Liabilities  (.8)%                                                                    (69,006,478)
                                                                                                         --------------
   Net Assets  100.0%                                                                                    $9,319,010,447
                                                                                                         ==============

dSecurities  are traded on a discount  basis;  the rates shown are the  discount rates at the time of purchase by the Fund.
fSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements

Statements of Assets and Liabilities
March 31, 1998 (unaudited)

                                                                                                            U.S. GOVERNMENT
                                                 GROWTH FUND    DYNATECH FUND  UTILITIES FUND  INCOME FUND  SECURITIES FUND
                                             ------------------------------------------------------------------------------
Assets:
 Investments in securities:
Cost                                             $ 447,819,030  $ 36,147,841  $1,643,988,246 $7,617,923,896 $9,178,116,960
                                             ==============================================================================
Value                                            1,233,681,288   123,691,196   2,156,495,296  8,696,012,670  9,388,016,925
 Repurchase agreements, at value and cost          617,457,544    89,115,030      27,587,178    476,403,390             --
 Cash                                                  601,436            --              --        915,125         22,730
 Receivables:
Investment securities sold                                  --       154,682       4,089,888             --             --
Capital shares sold                                  2,348,227       614,696         960,180     20,756,999      8,874,851
Dividends and interest                                 912,514        60,539      10,338,883    121,594,902     58,421,100
                                             ------------------------------------------------------------------------------
Total assets                                     1,855,001,009   213,636,143   2,199,471,425  9,315,683,086  9,455,335,606
                                             ------------------------------------------------------------------------------
Liabilities:
 Payables:
Investment securities purchased                             --            --              --             --    107,404,299
Capital shares redeemed                                802,923       407,562       2,597,446     17,588,111     11,150,146
Affiliates                                           1,675,151       206,612       1,594,259      6,882,532      6,035,757
Shareholders                                         1,370,619       218,809       2,157,898      6,496,954     11,377,984
 Payable upon return of securities loaned (Note 8)          --            --              --      2,982,400             --
 Other liabilities                                          --       118,383          84,579        273,959        356,973
                                             ------------------------------------------------------------------------------
Total liabilities                                    3,848,693       951,366       6,434,182     34,223,956    136,325,159
                                             ------------------------------------------------------------------------------
 Net assets, at value                           $1,851,152,316  $212,684,777  $2,193,037,243 $9,281,459,130 $9,319,010,447
                                             ==============================================================================
Net assets consist of:
 Undistributed net investment income               $ 7,370,875     $ 733,301     $ 8,473,162   $ 58,776,130    $ 4,986,327
 Net unrealized appreciation                       785,862,258    87,543,355     512,507,050  1,077,910,823    209,899,965
 Accumulated net realized gain (loss)                1,533,601      (564,612)     19,433,435     38,169,671   (401,708,838)
 Capital shares                                  1,056,385,582   124,972,733   1,652,623,596  8,106,602,506  9,505,832,993
                                             ------------------------------------------------------------------------------
 Net assets, at value                           $1,851,152,316  $212,684,777  $2,193,037,243 $9,281,459,130 $9,319,010,447
                                             ==============================================================================



                                                                                                            U.S. GOVERNMENT
                                                 GROWTH FUND    DYNATECH FUND  UTILITIES FUND  INCOME FUND  SECURITIES FUND
                                             ------------------------------------------------------------------------------
Class I:
 Net assets, at value                           $1,649,831,671  $205,035,502  $2,145,927,816 $8,316,906,604 $9,126,464,843
                                             ==============================================================================
 Shares outstanding                                 56,618,524    11,573,511     188,116,146  3,242,113,375  1,322,087,035
                                             ==============================================================================
 Net asset value per share*                              $29.14        $17.72         $11.41           $2.57          $6.90
                                             ==============================================================================
 Maximum offering price per share (net asset value
 per share / 95.50%, 95.50%, 95.75%, 95.75%,
 and 95.75%, respectively)                               $30.51        $18.55         $11.92           $2.68          $7.21
                                             ==============================================================================
Class II:
 Net assets, at value                            $ 162,266,737   $ 7,649,275    $ 32,531,675  $ 949,100,291  $ 171,504,463
                                             ==============================================================================
 Shares outstanding                                  5,639,817       437,401       2,854,010    369,682,707     24,918,794
                                             ==============================================================================
 Net asset value per share*                              $28.77        $17.49         $11.40           $2.57          $6.88
                                             ==============================================================================
 Maximum offering price per share (net asset value
 per share / 99.00%)                                     $29.06        $17.67         $11.52           $2.60          $6.95
                                             ==============================================================================
Advisor Class:
 Net assets, at value                             $ 39,053,908            --    $ 14,577,752   $ 15,452,235   $ 21,041,141
                                             ==============================================================================
 Shares outstanding                                  1,339,488            --       1,278,003      6,041,255      3,045,278
                                             ==============================================================================
 Net asset value and maximum offering
  price per share                                        $29.16           --          $11.41           $2.56          $6.91
                                             ==============================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Financial Statements (continued)

Statements of Operations
for the six months ended March 31, 1998 (unaudited)

                                                                                                            U.S. GOVERNMENT
                                                 GROWTH FUND    DYNATECH FUND  UTILITIES FUND  INCOME FUND  SECURITIES FUND
                                             ------------------------------------------------------------------------------
Investment income:
 Dividends                                         $ 6,750,250     $ 205,017    $ 45,630,847   $ 96,089,000            $--
 Interest                                           15,748,434     2,281,679      12,424,920    233,454,480    348,485,528
                                             -----------------------------------------------------------------------------
Total investment income                             22,498,684     2,486,696      58,055,767    329,543,480    348,485,528
                                             -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3)                            3,970,053       553,381       4,891,986     19,965,641     21,328,002
 Distribution fees: (Note 3)
Class I                                              1,745,810       204,274       1,320,983      5,807,859      4,249,383
Class II                                               680,162        27,183          83,607      2,625,538        464,887
 Transfer agent fees (Note 3)                        1,129,271       150,554       1,343,725      3,121,661      3,583,976
 Custodian fees                                          8,842           864          10,177        289,258         48,623
 Reports to shareholders                               215,062        45,889         381,659        825,939      1,111,905
 Registration and filing fees                           70,194        14,890          51,923        168,982         59,057
 Professional fees (Note 3)                             14,451         2,315          20,185         94,437         79,557
 Directors' fees and expenses                            4,364           556           5,651         20,858         25,226
 Other                                                  16,342         1,397          32,774         84,303        109,090
                                             -----------------------------------------------------------------------------
Total expenses                                       7,854,551     1,001,303       8,142,670     33,004,476     31,059,706
                                             -----------------------------------------------------------------------------
 Net investment income                              14,644,133     1,485,393      49,913,097    296,539,004    317,425,822
                                             -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
Investments                                          1,568,878     2,742,888      20,347,170     46,985,540    (10,013,189)
Foreign currency transactions                               --            --              --       (619,876)            --
                                             -----------------------------------------------------------------------------
Net realized gain (loss)                             1,568,878     2,742,888      20,347,170     46,365,664    (10,013,189)
 Net unrealized appreciation (depreciation) on:
Investments                                        153,621,745       700,740     298,382,478    334,698,779     29,964,515
Translation of assets and liabilities denominated
 in foreign currencies                                      --            --              --        (87,611)            --
                                             -----------------------------------------------------------------------------
Net unrealized appreciation                        153,621,745       700,740     298,382,478    334,611,168     29,964,515
                                             -----------------------------------------------------------------------------
 Net realized and unrealized gains                 155,190,623     3,443,628     318,729,648    380,976,832     19,951,326
                                             -----------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                 $169,834,756    $4,929,021    $368,642,745   $677,515,836   $337,377,148
                                             =============================================================================



                       See notes to financial statements.



Statements of Changes in Net Assets

for the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997

                                                                 GROWTH FUND                          DYNATECH FUND
                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                      MARCH 31, 1998   SEPTEMBER 30, 1997   MARCH 31, 1998   SEPTEMBER 30, 1997
                                                     --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income                                 $ 14,644,133      $ 20,531,240        $ 1,485,393        $ 1,043,236
Net realized gain from investments                       1,568,878        14,065,272          2,742,888          6,949,626
Net unrealized appreciation on investments             153,621,745       215,960,743            700,740         33,474,575
                                                     --------------------------------------------------------------------------
Net increase in net assets resulting from operations   169,834,756       250,557,255          4,929,021         41,467,437
Distributions to shareholders from:
 Net investment income:
Class I                                                (25,163,817)      (10,432,896)        (1,752,802)          (415,339)
Class II                                                (1,439,959)         (420,404)           (30,932)              (177)
Advisor Class                                             (559,926)               --                 --                 --
 Net realized gains:
Class I                                                (12,689,832)       (9,283,568)       (10,001,069)        (3,013,708)
Class II                                                (1,116,454)         (554,318)          (253,840)            (1,254)
Advisor Class                                             (251,592)               --                 --                 --
                                                     --------------------------------------------------------------------------
Total distributions to shareholders                    (41,221,580)      (20,691,186)       (12,038,643)        (3,430,478)
Capital share transactions: (Note 2)
Class I                                                 99,268,956       202,804,236         24,043,658         45,863,685
Class II                                                34,006,868        58,785,996          4,263,396          3,078,539
Advisor Class                                           10,661,804        23,241,991                 --                 --
                                                     --------------------------------------------------------------------------
Total capital share transactions                       143,937,628       284,832,223         28,307,054         48,942,224

Net increase in net assets                             272,550,804       514,698,292         21,197,432         86,979,183
Net assets:
 Beginning of period                                 1,578,601,512     1,063,903,220        191,487,345        104,508,162
                                                     --------------------------------------------------------------------------
 End of period                                      $1,851,152,316    $1,578,601,512       $212,684,777       $191,487,345
                                                     ==========================================================================
Undistributed net investment income included in net assets
 End of period                                         $ 7,370,875      $ 19,890,444          $ 733,301        $ 1,031,642
                                                     ==========================================================================



                                                                UTILITIES FUND                          INCOME FUND
                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                                      MARCH 31, 1998   SEPTEMBER 30, 1997   MARCH 31, 1998   SEPTEMBER 30, 1997
                                                     --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income                                 $ 49,913,097      $ 114,866,322        $ 296,539,004     $ 574,909,657
Net realized gain from investments and
 foreign currency transactions                          20,347,170         49,829,022           46,365,664       133,917,032
Net unrealized appreciation on investments and
 translation of assets and liabilities denominated
 in foreign currencies                                 298,382,478        112,850,805          334,611,168       524,014,976
                                                     --------------------------------------------------------------------------
Net increase in net assets resulting from operations   368,642,745        277,546,149          677,515,836     1,232,841,665
Distributions to shareholders from:
 Net investment income:
Class I                                                (49,593,123)      (113,914,994)        (284,364,358)     (545,342,618)
Class II                                                  (557,666)        (1,067,340)         (26,130,962)      (35,350,218)
Advisor Class                                             (280,339)          (277,630)            (508,305)         (498,714)
 Net realized gains:
Class I                                                (49,823,439)      (100,515,956)         (87,788,867)      (29,741,890)
Class II                                                  (579,398)          (903,261)          (8,459,447)       (1,712,633)
Advisor Class                                             (244,503)                --             (152,641)               --
                                                     --------------------------------------------------------------------------
Total distributions to shareholders                   (101,078,468)      (216,679,181)        (407,404,580)     (612,646,073)
Capital share transactions: (Note 2)
  Class I                                              (70,045,064)      (507,188,024)         336,052,509       382,416,473
Class II                                                 7,237,358          1,602,454          226,184,879       308,632,125
Advisor Class                                            4,382,011          8,401,319            1,691,249        12,707,793
                                                     --------------------------------------------------------------------------
Total capital share transactions                       (58,425,695)      (497,184,251)         563,928,637       703,756,391
                                                     --------------------------------------------------------------------------

Net increase (decrease) in net assets                  209,138,582       (436,317,283)         834,039,893     1,323,951,983
Net assets:
 Beginning of period                                 1,983,898,661      2,420,215,944        8,447,419,237     7,123,467,254
                                                     --------------------------------------------------------------------------
 End of period                                      $2,193,037,243     $1,983,898,661       $9,281,459,130    $8,447,419,237
                                                     ==========================================================================
Undistributed net investment income included in net assets
 End of period                                         $ 8,473,162        $ 8,991,193         $ 58,776,130      $ 69,436,365
                                                     ==========================================================================



Statements of Changes in Net Assets (cont.)

for the six months ended March 31, 1998 (unaudited) and the year ended September 30, 1997

                                                                          U.S. GOVERNMENT SECURITIES FUND
                                                                SIX MONTHS ENDED                     YEAR ENDED
                                                                MARCH 31, 1998                   SEPTEMBER 30, 1997
                                                                ---------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income                                           $ 317,425,822                      $ 689,860,208
Net realized loss from investments                                (10,013,189)                       (29,505,613)
Net unrealized appreciation on investment                          29,964,515                        285,289,807
                                                               ----------------------------------------------------
Net increase in net assets resulting from operations              337,377,148                        945,644,402
Distributions to shareholders from:
 Net investment income:
Class I                                                          (314,527,975)                      (694,284,790)
Class II                                                           (4,355,006)                        (5,467,178)
Advisor Class                                                        (592,555)                          (363,656)
                                                               ----------------------------------------------------
Total distributions to shareholders                              (319,475,536)                      (700,115,624)
Capital share transactions: (Note 2)
  Class I                                                        (241,938,049)                    (1,021,750,769)
Class II                                                           50,474,886                         60,845,500
Advisor Class                                                       6,533,443                         14,274,791
                                                               ----------------------------------------------------
Total capital share transactions                                 (184,929,720)                      (946,630,478)

Net decrease in net assets                                       (167,028,108)                      (701,101,700)
Net assets:
 Beginning of period                                            9,486,038,555                     10,187,140,255
                                                               ----------------------------------------------------
 End of period                                                 $9,319,010,447                    $ 9,486,038,555
                                                               ====================================================
Undistributed net investment income included in net assets
 End of period                                                    $ 4,986,327                        $ 7,036,041
                                                               ====================================================



                       See notes to financial statements.



FRANKLIN CUSTODIAN FUNDS, INC.

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds, Inc. (the Company) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of five series (the Funds). The Funds and their investment policies are:

        Capital Growth      Growth and Incom     Current Income
        Growth Fund         Utilities Fund       U.S. Government Securities Fund
        DynaTech Fund       Income Fund

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreement:

The Funds, except the U.S. Government Securities Fund, may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At March 31, 1998, all outstanding repurchase agreements had been entered into on that date.

d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions: (cont.)

Common expenses incurred by the Company are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

Effective January 2, 1997, the Funds,  except the DynaTech Fund, offered Advisor
Class shares to qualified investors. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1998, there were 19 billion shares authorized ($0.01 par value), allocated to the Funds as follows:

                                                                                                  U.S. Government
                                     Growth Fund    DynaTech Fund   Utilities Fund  Income Fund   Securities Fund
                                   ------------------------------------------------------------------------------
Class I                              250,000,000     250,000,000     400,000,000   4,600,000,000   2,500,000,000
Class II                             250,000,000     250,000,000     400,000,000   3,600,000,000   2,500,000,000
Advisor Class                      1,000,000,000              --   1,000,000,000   1,000,000,000   1,000,000,000

Transactions in the Funds' shares were as follows:

                                     Growth Fund                    DynaTech Fund                 Utilities Fund
                               ----------------------------------------------------------------------------------------
                                Shares        Amount            Shares        Amount            Shares        Amount
                               ----------------------------------------------------------------------------------------
Class I Shares:
Six months ended March 31, 1998
 Shares sold                   8,102,520   $223,139,445        3,672,987   $ 63,277,973       11,347,188   $119,482,940
 Shares issued in reinvestment
  of distributions             1,274,133     34,618,158          600,720     10,128,126        7,338,506     77,311,364
 Shares redeemed              (5,754,222)  (158,488,647)      (2,877,690)   (49,362,441)     (25,104,536)  (266,839,368)
                               ----------------------------------------------------------------------------------------
 Net increase (decrease)       3,622,431   $ 99,268,956        1,396,017   $ 24,043,658       (6,418,842) $ (70,045,064)
                               ========================================================================================
Year ended September 30, 1997
 Shares sold                  19,647,652   $486,355,148        7,207,685   $118,420,191       12,100,694   $117,393,777
 Shares issued in reinvestment
 of distributions                742,458     17,759,635          199,095      3,046,165       17,222,762    165,255,047
 Shares redeemed             (12,109,484)  (301,310,547)      (4,675,913)   (75,602,671)     (81,440,706)  (789,836,848)
                               ----------------------------------------------------------------------------------------
 Net increase (decrease)       8,280,626   $202,804,236        2,730,867    $45,863,685      (52,117,250) $(507,188,024)
                               ========================================================================================



2. CAPITAL STOCK (cont.)



                                     Growth Fund                    DynaTech Fund                 Utilities Fund
                               ----------------------------------------------------------------------------------------
                                Shares           Amount          Shares          Amount         Shares        Amount
                               ----------------------------------------------------------------------------------------
Class II Shares:
Six months ended March 31, 1998
 Shares sold                     1,658,466    $ 45,140,370       329,735       $ 5,591,779      847,136    $ 9,127,661
 Shares issued in reinvestment
  of distributions                  88,125       2,369,698        16,419           274,790       86,255        908,564
 Shares redeemed                  (497,783)    (13,503,200)      (93,731)       (1,603,173)    (264,935)    (2,798,867)
                               ----------------------------------------------------------------------------------------
 Net increase                    1,248,808    $ 34,006,868       252,423       $ 4,263,396      668,456    $ 7,237,358
                               ========================================================================================
Year ended September 30, 1997
 Shares sold                     3,570,458    $ 86,687,120       275,202       $ 4,648,946      853,797    $ 8,267,730
 Shares issued in reinvestment
  of distributions                  38,528         914,269            94             1,430      164,131      1,574,635
 Shares redeemed                (1,139,059)    (28,815,393)      (90,332)       (1,571,837)    (854,260)    (8,239,911)
                               ----------------------------------------------------------------------------------------
 Net increase                    2,469,927    $ 58,785,996       184,964       $ 3,078,539      163,668    $ 1,602,454
                               ========================================================================================

Advisor Class Shares:
Six months ended March 31, 1998
 Shares sold                       408,869    $ 11,270,200            --                --      884,002    $ 9,546,104
 Shares issued in reinvestment
  of distributions                  29,525         801,892            --                --       39,117        412,704
 Shares redeemed                   (50,837)     (1,410,288)           --                --     (513,883)    (5,576,797)
                               ----------------------------------------------------------------------------------------
 Net increase                      387,557    $ 10,661,804            --                --      409,236    $ 4,382,011
                               ========================================================================================
Year ended September 30, 1997
 Shares sold                     1,309,960    $ 32,540,802            --                --    1,303,704   $ 12,598,164
 Shares issued in reinvestment
  of distributions                      --              --            --                --       23,787        228,226
 Shares redeemed                  (358,029)     (9,298,811)           --                --     (458,724)    (4,425,071)
                               ----------------------------------------------------------------------------------------
 Net increase                      951,931    $ 23,241,991            --                --      868,767    $ 8,401,319
                               ========================================================================================



                                                  Income Fund               U.S. Government Securities Fund
                                        -------------------------------------------------------------------
                                            Shares           Amount            Shares            Amount
                                        -------------------------------------------------------------------
Class I Shares:
Six months ended March 31, 1998
 Shares sold                              321,213,252     $ 800,227,333       61,254,213     $ 423,689,255
 Shares issued in reinvestment
  of distributions                         94,392,281       233,927,570       21,949,448       151,048,539
 Shares redeemed                         (280,112,946)     (698,102,394)    (118,398,603)     (816,675,843)
                                        -------------------------------------------------------------------
 Net increase (decrease)                  135,492,587     $ 336,052,509      (35,194,942)   $ (241,938,049)
                                        ===================================================================
Year ended September 30, 1997
 Shares sold                              538,060,045     1,275,083,285       78,194,660      $530,758,896
 Shares issued in reinvestment
  of distributions .                      145,251,547       342,526,929       47,930,052       324,058,840
 Shares redeemed                         (520,661,763)   (1,235,193,741)    (276,583,345)   (1,876,568,505)
                                        -------------------------------------------------------------------
 Net increase (decrease)                  162,649,829     $ 382,416,473     (150,458,633)  $(1,021,750,769)
                                        ===================================================================



2. CAPITAL STOCK (cont.)

                                          Income Fund              U.S. Government Securities Fund
                                   ---------------------------------------------------------------
                                    Shares          Amount             Shares           Amount
                                   ---------------------------------------------------------------
CLASS II SHARES:
Six months ended March 31, 1998
 Shares sold                     101,897,906      $254,234,749        10,324,260      $71,077,498
 Shares issued in reinvestment
  of distributions                 9,369,126        23,244,077           426,427        2,928,451
 Shares redeemed                 (20,535,735)      (51,293,947)       (3,418,759)     (23,531,063)
                                   ---------------------------------------------------------------
 Net increase                     90,731,297      $226,184,879         7,331,928      $50,474,886
                                   ===============================================================
Year ended September 30, 1997
 Shares sold                     151,188,247      $359,348,533        11,765,224      $79,728,970
 Shares issued in reinvestment
  of distributions                 9,605,212        22,720,777           527,102        3,558,535
 Shares redeemed                 (30,837,863)      (73,437,185)       (3,311,245)     (22,442,005)
                                   ---------------------------------------------------------------
 Net increase                    129,955,596      $308,632,125         8,981,081      $60,845,500
                                   ===============================================================
ADVISOR CLASS SHARES:
Six months ended March 31, 1998
 Shares sold                         865,105       $ 2,167,110         1,852,448      $12,800,541
 Shares issued in reinvestment
  of distributions                   245,458           606,590            67,313          463,665
 Shares redeemed                    (435,518)       (1,082,451)         (972,473)      (6,730,763)
                                   ---------------------------------------------------------------
 Net increase                        675,045       $ 1,691,249           947,288      $ 6,533,443
                                   ===============================================================
Year ended September 30, 1997
 Shares sold                       5,630,896      $ 13,341,229         2,433,391      $16,553,387
 Shares issued in reinvestment
  of distributions         .         198,471           470,649            40,139          272,353
 Shares redeemed                    (463,157)       (1,104,085)         (375,540)      (2,550,949)
                                   ---------------------------------------------------------------
 Net increase                      5,366,210      $ 12,707,793         2,097,990      $14,274,791
                                   ===============================================================

+For the period January 2, 1997  (effective  date) to September 30, 1997 for the
Advisor Class of shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Funds are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

     Annualized Fee Rate     Month End Net Assets
     ---------------------------------------------------------------------------
            .625%            First $100 million
            .500%            Over $100 million, up to and including $250 million
            .450%            Over $250 million, up to and including $10 billion
            .440%            Over $10 billion, up to and including $12.5 billion

Fees are further reduced on net assets over $12.5 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Income, Utilities and U.S. Government Securities Funds reimburse Distributors up to .15% and .65% per year of their average daily net assets of Class I and Class II, respectively, and the Growth and DynaTech Funds reimburse Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Funds shares, and received contingent deferred sales charges for the period as follows:

                                                                                                            U.S. Government
                                                   Growth Fund  DynaTech Fund  Utilities Fund  Income Fund  Securities Fund
                                                  -------------------------------------------------------------------------
Net commissions paid                               $(445,798)      $(8,948)     $(169,005)     $(1,443,000)    $(836,586)
Contingent deferred sales charges                   $ 13,565         $ 134        $ 1,220         $ 45,991      $ 21,414

During the period ended March 31, 1998, legal fees of $46,212 were paid to a law firm in which a director of the Funds is a partner.


4. INCOME TAXES

At September 30, 1997, the U.S. Government Securities Fund had tax basis capital losses of $364,759,311 which may be carried over to offset future capital gains. Such losses expire as follows:


                                                             U.S. Government
                                                             Securities Fund
                                                             ---------------
        Capital loss carryovers expiring in: 1998               $ 74,910,973
        1999                                                      67,082,683
        2002                                                     111,364,839
        2003                                                       3,698,366
        2004                                                      57,539,178
        2005                                                      50,163,272
                                                             ---------------
                                                                $364,759,311
                                                             ===============

At September 30, 1997, the U.S. Government Securities Fund had deferred capital losses occurring subsequent to October 31, 1996 of $26,936,338. For tax purposes, such losses will be reflected in the year ending September 30, 1998.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                                                          U.S. Government
                                       Growth Fund    DynaTech Fund    Utilities Fund      Income Fund    Securities Fund
                                   --------------------------------------------------------------------------------------
Investments at cost                 $1,065,276,574     $125,262,871    $1,671,577,824     $8,094,327,286   $9,178,116,960
                                   ======================================================================================
Unrealized appreciation                788,924,957       88,366,942       522,795,435      1,340,296,904      230,518,185
Unrealized depreciation                 (3,062,699)        (823,587)      (10,290,785)      (262,208,130)     (20,618,220)
                                   --------------------------------------------------------------------------------------
Net unrealized appreciation          $ 785,862,258     $ 87,543,355     $ 512,504,650     $1,078,088,774    $ 209,899,965
                                   ======================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1998 were as follows:

                                                                                                              U.S. Government
                                                 Growth Fund   DynaTech Fund  Utilities Fund    Income Fund   Securities Fund
                                                -----------------------------------------------------------------------------
Purchases                                        $15,148,668     $7,836,650     $ 43,237,823  $1,040,812,825    $980,334,201
Sales                                            $ 2,375,054     $6,397,489     $138,677,860   $ 622,338,982    $859,328,482

6. CREDIT RISK AND DEFAULTED SECURITIES

The Income Fund has 33.6% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 1998, the Income Fund held defaulted securities with a value aggregating $29,850,000, representing .3% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide estimates for losses on interest receivable.

The Utilities Fund has investments in excess of 10% of its total net assets in the Utilities industry. The Income Fund has investments in excess of 10% of its total net assets in various foreign government agencies. Such concentration may subject the Funds more significantly to economic changes occurring within that industry/sector.


7. RESTRICTED SECURITIES

The Funds, except for the U.S. Government Securities Fund, may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at March 31, 1998 are as follows:

 Shares/
 Warrants    Issuer                                                             Acquisition Date       Cost            Value
------------------------------------------------------------------------------------------------------------------------------------
Income Fund
2,097,122    Bibb Co                                                                9/27/96         $29,681,742     $ 20,184,799
1,281,869    Boardwalk Casino, Inc., warrants                                       4/12/95           2,643,855        1,620,282
1,600,000    CMS Energy Trust I, 7.75% cvt. pfd.                                    6/18/97          80,000,000      101,100,000
                                                                                                                     -----------
Total Restricted Securities Held in the Income Fund (1.32% of Net Assets)                                           $122,905,081
                                                                                                                     ===========
Growth Fund
 115,100     FRM Nexus (0.00% of Net Assets)                                        8/01/89             421,013            $ 115
                                                                                                                     ===========
Utilities Fund
 705,000     CMS Energy Trust I, 7.75%, cvt. pfd. (2.03% of Net Assets)             6/18/97          35,250,000     $ 44,547,188
                                                                                                                     ===========


8. LENDING OF PORTFOLIO SECURITIES

The Income Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $155,263 for the period ended March 31, 1998. The value of the loaned securities was $2,842,600 at March 31, 1998.


9. OTHER CONSIDERATIONS

Advisers, as the Funds' manager, may serve as a member of various credit committees, representing credit interests in certain corporate restructuring negotiations. Currently, the manager serves on the credit committee for Harvard Industries. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Funds' manager has not nor does it intend to sell any of its holdings in this security while in possession of this information.






Franklin Custodian Funds, Inc.
Semi-annual Report
March 31, 1998.


APPENDIX
DESCRIPTION OF GRAPHIC  MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the portfolio breakdown of the Franklin Utilities Fund based on total long-term investments as of 3/31/98.

Utilities Stocks                  80.3%
Utilities Bonds                   12.4%
Convertible Securities             5.6%
Short-Term Obligations
& Other Net Assets                 1.7%


GRAPHIC MATERIAL (2)

This point graph compares the average annual total return measured against risk from 4/93 to 3/98 for Franklin U.S. Government Securities Fund - Class I vs. comparable investments.

Investment              return           risk

1-year CD                5.02             .29
Franklin U.S.
Govt. Secs. Fund         6.49            3.40
Merril Lynch
10-Year Treasury         6.21            6.65
Merril Lynch
30-year Treasury         7.91           10.21


GRAPHIC MATERIAL (3)

This horizontal bar chart compares the yield for Franklin U.S. Government Securities Fund - Class I vs. comparable investments on 3/31/98.

Investment                         Yield

Franklin U.S.
Govt. Secs. Fund                   6.1%
One year CD                        5.72%
Average Ginnie
Mae Fund                           5.65%
Average Money
Market Fund                        5.03%